Exhibit 10.10

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Second Amended and Restated Servicing Agreement

Dated as of December 31, 2016

by and between

GreenSky, LLC

and

SunTrust Bank

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Second Amended and Restated Servicing Agreement

This Second Amended and Restated Servicing Agreement (the “Servicing Agreement”) dated as of December 31, 2016 (the “Effective Date”), by and between GreenSky, LLC, a Georgia limited liability company and formerly known as GreenSky Trade Credit, LLC (“Servicer”) and SunTrust Bank, a Georgia banking corporation (“Lender”). As used herein, “Party” means Servicer or Lender, as applicable, and “Parties” means both Servicer and Lender.

W I T N E S S E T H:

Whereas, Servicer is in the business of providing certain services and a technology platform to lenders in connection with lenders originating consumer loans, primarily through a network of Program Merchants and Sponsors (as defined herein) (the “GreenSky® Program”);

Whereas, the GreenSky® Program is administered by Servicer on behalf of and as agent for federally-insured, federal and state chartered lenders participating in the GreenSky® Program;

Whereas, Lender currently participates in the GreenSky® Program by extending such loans directly to the customers of the Program Merchants and Sponsors on the terms provided in an Amended and Restated Loan Origination Agreement dated January 22, 2013 between the Parties, as previously amended from time-to-time (the “First Amended and Restated Origination Agreement”), and such loans are serviced by Servicer pursuant to an Amended and Restated Servicing Agreement dated January 22, 2013 between the Parties, as previously amended from time-to-time (the “First Amended and Restated Servicing Agreement”);

Whereas, contemporaneous herewith, Servicer and Lender are entering into a Second Amended and Restated Loan Origination Agreement of even date herewith (as hereinafter amended, the “Origination Agreement”), which amends and restates the First Amended and Restated Origination Agreement; and

Whereas, the Parties desire and acknowledge that this Servicing Agreement amends and restates the First Amended and Restated Servicing Agreement, and that Loans serviced by Servicer thereunder will continue to be serviced under this Servicing Agreement pursuant to the terms hereof.

Now, Therefore, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between Servicer and Lender as follows:

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Article I

Definitions

Section 1.01. Definitions. Capitalized terms used herein or in any certificate or document made or delivered pursuant hereto have the following meanings:

“Accepted Servicing Practices” means, with respect to each Loan, the servicing practices and procedures (i) that consist of Servicer’s normal and reasonable Servicing Standards, which in general will conform to the consumer servicing practices of prudent consumer lending institutions that service, for their own account, consumer loans for the same type as the Loans in the jurisdictions in which the related accounts are located, and which include without limitation the servicing criteria set forth in Schedule B and Schedule D attached hereto, (ii) that comply in all material respects with Applicable Law and (iii) that comply with the terms of the related Origination Agreement and Origination Papers.

“Account” means the following accounts (each of which is a “deposit account” (as defined in the UCC)): the [*****] and the [*****].

“Account Collateral” means the Accounts and all cash proceeds and all non-cash proceeds therein.

“ACH Payments” means electronic payments made on the Loans pursuant to the Automatic Clearinghouse payment system.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person, but, for the avoidance of doubt, shall not include any institutional investors in Servicer including, without limitation, any bank or other financial institutions. For the purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“Anti-Money Laundering Laws” has the meaning given to such term in the Origination Agreement.

“Applicable Law” means, collectively, any and all applicable laws, ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, interpretations, licenses and permits of any Governmental Authority now in effect or hereinafter enacted or adopted, as amended from time to time, in any jurisdiction, insofar as they are applicable to the Loans, the obligations and performance of each of the Parties hereunder or under the Origination Agreement, and any and all other matters relating to the subject matter of this Servicing Agreement and the Origination Agreement, including without

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limitation: the Bank Service Company Act, the Consumer Financial Protection Act, the Gramm-Leach-Bliley Act (15 U.S.C. 6801-6809 for NPPI and 16 CFR Part 313 for privacy); the Interagency Guidelines Establishing Information Security Standards and the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published by the Governmental Authorities regulating U.S. financial institutions; the Anti-Money Laundering Laws; state, federal and local licensing, usury, disclosure and consumer protection laws, rules and/or regulations; the federal Truth-in-Lending Act; the Equal Credit Opportunity Act; the Electronic Funds Transfer Act; the Fair Credit Reporting Act; the Fair and Accurate Credit Transactions Act of 2003 (15 U.S.C. § 1681 et seq.); Regulations B, E, P, V and Z of the Consumer Financial Protection Bureau and all regulations promulgated thereunder; Regulation O (12 CFR Part 215); the Fair Debt Collection Practices Act; the Servicemembers Civil Relief Act; the Military Lending Act; the USA PATRIOT Act; the Federal Trade Commission Act (including Section 5 thereof and the FTC Credit Practices Rule); the Dodd-Frank Act (including 12 U.S.C. 1036); the Telephone Consumer Protection Act; the CAN-SPAM Act (15 U.S.C. 7701 et seq.); E-SIGN; UETA and electronic disclosures and contracting laws; Right to Financial Privacy Act; the applicable state consumer legal remedies act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code; and other consumer credit laws, collection laws and equal credit opportunity and disclosure laws; Executive Order 11246, including, without limitation, 41 CFR § 60-1.4(a); Sections 501, 503, 504 and 505 of the Rehabilitation Act of 1973; 38 U.S.C. 4212 of the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, including, without limitation, 41 CFR § 60-250.5 and 41 CFR 60-300.5; Executive Order 13201, the Occupational Safety and Health Act of 1970; the Immigration Reform and Control Act of 1986; the Civil Rights Act of 1964; the Americans with Disabilities Act of 1990; the Age Discrimination in Employment Act of 1967; the Equal Pay Act of 1963; the Fair Labor Standards Act; the Family and Medical Leave Act of 1993; Title IX of the Education Amendments of 1972; and all judgments, requests, directives, demands, or similar orders of any Governmental Authority having authority, oversight jurisdiction or similar power over either of the Parties; as to Servicer that may receive at least $5,000,000 under the Origination Agreement, Federal Acquisition Regulations (“FARs”) 3.10, 52.203-13, 52.203-14, and related rules (including the requirements thereunder to maintain a written code of business ethics and conduct, provide a copy of such code to each employee engaged in performance of the Origination Agreement, display fraud hotline posters, and implement an ongoing business ethics and business conduct awareness program and internal control system consistent with the requirements of the FAR, and include the requirements set forth in this Section into subcontracts as provided in FAR 52.203- 13(d) and 52.203 14(d)); and the employment eligibility verification requirements of 48 CFR § 52.222-54 (E-Verify), the terms of which are incorporated herein by reference.

“Assets” of a Person means all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and

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records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“Audit” means an audit of Servicer’s internal procedures, records and systems with respect to its accounting, information technology, and operations functions, which Lender and its auditors shall be entitled to conduct at Lender’s sole expense (except as set forth elsewhere in this Servicing Agreement or the Origination Agreement) as frequently as reasonably requested, at a time to be reasonably agreed to by Servicer and Lender; provided, that Lender’s failure to exercise its right to conduct an Audit shall not act as a waiver of any of its rights or remedies under this Servicing Agreement or its right to conduct any future audits at any time.

“B-Notice” means an Internal Revenue Service backup withholding notice (also referred to as a CP2100 or CP2100A notice).

“Backup Servicer” means the backup servicer initially designated in writing by Lender to Servicer or any other backup servicer approved in writing by Lender.

“Bank Margin” means, for any Loan, the Bank Margin applicable to such Loan pursuant to Section 3.01.

“[*****].

“Billed” means any interest amount ever billed on a Loan whether or not immediately payable.

“Borrower Loan Document” has the meaning set forth in the Origination Agreement.

“Business Day” means a day that Lender is open for business in Atlanta, Georgia but excluding Saturdays, Sundays and legal holidays.

“Calculation Date” has the meaning set forth in Section 3.01.

“[*****].

“CIP” means Critical Infrastructure Protection.

“Collateral” means, collectively, the (i) Account Collateral and (ii) collateral for which a security interest is granted to Lender pursuant to Section 2.04(b).

“Collections” means all cash, checks, notes, instruments, ACH Payments, and other items of payment.

“Complaints Register” has the meaning set forth in Section 7.01.

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“Confidential Business Information” means any business information, other than Trade Secrets, that is designated or identified as confidential at the time of the disclosure or is by its nature clearly recognizable as confidential information to a reasonably prudent Person with knowledge of the Disclosing Party’s business and industry.

“Contingency Plans” has the meaning set forth in Section 12.12.

“Default” means (i) any breach or violation of, default under, contravention of, or conflict with, any Contract, Applicable Law, Order, or Permit, or any representation or warranty contained herein; (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any Contract, Applicable Law, Order, or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any Liability under, any Contract, Applicable Law, Order, or Permit.

“Deferral Period” means, for a Loan, a period of time initially exceeding one calendar month during which either (i) interest is Billed but no payment is due or (ii) only interest payments (and not principal payments) are due and payable on such Loan.

“Deferred Interest Loan” means either (i) a Loan that is in a Deferral Period and for which all Billed interest thereon will be waived if the related Borrower repays such Deferred Interest Loan in full prior to the end of such Deferral Period and/or (ii) a Loan that is in a Deferral Period and with respect to which Lender is obligated to rebate all or some portion of interest payments made on such Loan and reverse interest Billed but not paid on such Loan if such Loan is repaid or prepaid in full during such Deferral Period. For avoidance of doubt, Loans for which a Deferral Period has ended are no longer Deferred Interest Loans as of the first day after the last day of such Deferral Period.

“[*****].

“Disclosing Party” means the Party disclosing any Proprietary Information hereunder, whether such disclosure is directly from or through the Disclosing Party’s personnel.

“Economic Participation” means on any date of determination the purchase by Servicer of an economic participation consisting of a 100% interest in a Loan, including the right to receive all payments, including without limitation principal, billed interest and fees, related to such Loan, and to the extent permitted by Applicable Law, all claims, suits, causes of action and any other right of Lender as the seller of such participation, whether known or unknown, against the Borrower of such Loan arising under or in connection with the Loan Documents or that is in

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any way based on or related to any of the foregoing or the loan transactions governed thereby, against payment to Lender of an amount equal to the Outstanding Balance of such Loan.

“Effective Date” has the meaning set forth in the recitals.

“Execution Date” means the last date set forth on the signature page(s) hereto.

“[*****].

“Financial Condition Event” has the meaning set forth in Section 4.02(k).

“First Amended and Restated Servicing Agreement” has the meaning set forth in the Recitals.

“Force Majeure Event” means Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service.

“Fraudulent Activity” means fraud, dishonesty, or wrongful acts or omissions by Servicer, Persons to whom Servicer subcontracted or delegated any of its obligations hereunder, or by any other Person, as the context requires, in connection with the activities contemplated by this Servicing Agreement.

“Funding Clearing Account” has the meaning set forth in the Origination Agreement.

“Governmental Authority” means any federal, state or local governmental or regulatory authority, agency, court, tribunal, commission or other regulatory or governmental entity with jurisdiction over either Party or the activities of either Party.

“GreenSky® Program ACH Account” means the payment clearing custodial account established and maintained by Servicer at Fifth Third Bank, or such other bank selected by Servicer and reasonably acceptable to Lender, solely for the benefit of the lenders in the GreenSky® Program to receive electronic payments made on loans pursuant to the Automatic Clearinghouse payment system.

“GreenSky® Program Payment Clearing Account” means the payment clearing custodial account established and maintained by Servicer at Wells Fargo Bank, or such other bank selected by Servicer and reasonably acceptable to Lender, solely for the benefit of the lenders in the GreenSky® Program to (a) receive funds from the GreenSky® Program ACH Account for disbursement to the SunTrust DDA Account and other lenders’ custodial accounts, and (b) hold

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payments from borrowers that initially are unable to be attributed to a Loan and disburse such funds to the SunTrust DDA Account and other lenders’ custodial accounts after identification.

“Indemnitee” has the meaning set forth in Section 6.01.

“Lender Preventative Control” means Lender’s designated automated system by which Servicer shall submit an applicant’s information and receive Lender’s determination as to whether the applicant is prohibited from engaging in further business with Lender.

“Liability” has the meaning set forth in the Origination Agreement.

“Lien” means any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of any of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

“[*****].

“Loan Files” means, with respect to each Borrower, such Borrower’s Borrower Loan Documents, consent to electronic signatures, if applicable, credit pull consent, if applicable, loan history, payment records, servicing data, and EFT authorization, if applicable.

“[*****].

“[*****].

“Loans” means loans funded by Lender pursuant to the Origination Agreement and other loans acquired by Lender where Lender and Servicer agree in writing that they shall be treated as Loans.

“Lockbox” means the address or post office box of the Lockbox Bank which is associated with accounts for the lenders in the GreenSky® Program and to which Borrowers are instructed to remit check payments on the Loans or such other address or post office box as may be established for such purpose in connection with this Servicing Agreement.

“Lockbox Bank” means Wells Fargo Bank, National Association or such other financial institution as selected by Servicer and reasonably acceptable to Lender.

“Marketing Materials” has the meaning set forth in the Origination Agreement.

“[*****].

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“[*****].

“[*****].

“Monthly Accounting” has the meaning set forth in Section 3.01.

“NPPI” means non-public, personally identifiable information of applicants, Borrowers or other individuals, which has been provided to Lender or Lender’s agents and representatives by such Persons or their representatives or in connection with the application, origination or servicing of the Loan (e.g., credit reports), including information provided to Servicer in connection with the administration and servicing of the Loans. Unless otherwise specified, NPPI shall be Proprietary Information of Lender.

“OFAC List” has the meaning given to such term in Section 5.02(c).

“Officer’s Certificate” means, unless otherwise specified in this Servicing Agreement, a certificate signed by the President, any Vice President or Chief Financial Officer of Lender or by the President, any Vice President or Chief Financial Officer of Servicer, as the case may be, or by the President, any Vice President or the Chief Financial Officer of a Successor Servicer.

“Order” means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency, or Governmental Authority.

“Origination Agreement” has the meaning set forth in the Recitals.

“Origination Papers” has the meaning set forth in Section 5.01(b) and shall include the documents and instruments referenced in Section 2.03 of the Origination Agreement.

“Outstanding Balance” means, on any date of determination, the original principal amount of the Loans made by Lender that have not been transferred (or an Economic Participation interest therein transferred) to Servicer or any other Person pursuant to the terms of this Servicing Agreement or the Origination Agreement, plus the amount of any interest, fees or other amounts charged to the related Borrowers subsequent thereto, minus any payments, credits, write-offs or other amounts credited to such Borrowers, all as contemplated by this Servicing Agreement.

“Payment Date” means, for any month, the seventh (7th) Business Day of the next succeeding month.

“Performance Fee” has the meaning set forth in Section 3.01(b).

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“Permit” means any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.

“Person” means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

“Portfolio Credit Losses” means, for each calendar month, an amount equal to (a) the Outstanding Balance of all Loans (i) that, as of the last day of such month were four (4) or more payments past due, or (ii) for which Servicer was aware and confirmed during such month that the sole Borrower or all Co-Borrowers (as applicable) are the subject of a bankruptcy or similar proceeding or have died, plus (b) to the extent Lender is not otherwise compensated therefor, the portions of the Outstanding Balance of all Loans that have been waived, forgiven, compromised or settled during such month (other than for Loans that previously were included in Portfolio Credit Losses pursuant to clause (a)). For the avoidance of doubt, in no event shall the Portfolio Credit Losses for a particular month include any amounts that previously were included in Portfolio Credit Losses for a prior month or for which Lender was otherwise compensated.

“[*****].

“Potential Servicer Termination Event” means any occurrence of any event that with the passage of time or the giving of notice or both would constitute a Servicer Termination Event.

“Privacy Notice” means the notice required to be delivered by Lender pursuant to Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. 6801 et seq. and Regulation P, in the form provided by Lender to Servicer (with any changes to such form to be effective upon at least 14 calendar days’ advance notice).

“Privacy Policy” has the meaning set forth in the Origination Agreement.

“Program Agreements” has the meaning set forth in the Origination Agreement.

“Program Merchants” has the meaning set forth in the Origination Agreement.

“Proprietary Information” means Trade Secrets, Confidential Business Information, and NPPI. For sake of clarity, the Parties agree that Proprietary Information includes information regarding Borrowers and their Loans that is identifiable to a specific Borrower or Loan.

“[*****].

“Rate” has the meaning set forth in Section 3.01(f).

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“Rate Adjustment” has the meaning set forth in Section 3.01(f).

“Receiving Party” means the Party receiving any Proprietary Information hereunder, whether such disclosure is received directly from or through the Disclosing Party’s personnel.

“Red Flags” means the “Identity Theft Red Flags and Address Discrepancy Rules” promulgated under Section 114 of the Fair and Accurate Credit Transactions Act of 2003 by the federal banking agencies and the Federal Trade Commission.

“Security Systems” has the meaning set forth in Section 9.01.

“Service Transfer” has the meaning set forth in Section 4.02.

“Servicer” has the meaning set forth in the Recitals.

“Servicer Intellectual Property” has the meaning set forth in Section 6.01(b).

“Servicer Termination Event” has the meaning set forth in Section 4.02.

“Servicing” has the meaning set forth in Section 2.01(b).

“Servicing Fee” means (i) the fee as set forth in Section 3.01 or (ii) upon the appointment of a Successor Servicer, the customary fee charged by a Successor Servicer upon appointment.

“Servicing Reports” has the meaning set forth in Schedule A.

“Servicing Standard” has the meaning set forth in Section 2.01(b).

“Settlement Date” has the meaning set forth in the Origination Agreement.

“SLA” means each Service Level Agreement set forth on Schedule D.

“Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including subordinated and contingent liabilities, of such Person; (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and liabilities, including subordinated and contingent liabilities as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an

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unreasonably small capital. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount reported under GAAP.

“Sponsors” has the meaning set forth in the Origination Agreement.

“Subsidiary” means with respect to any Person (the “parent”) at any date, any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to “Subsidiary” hereunder shall mean a Subsidiary of Servicer.

“Successor Servicer” has the meaning set forth in Section 4.03(a).

“SunTrust Bank GreenSky® Program Credit Policy” has the meaning set forth in Schedule B of the Origination Agreement.

“SunTrust DDA Account” means a deposit account in the name of and owned by Lender at Wells Fargo Bank, National Association, or such other bank selected by Servicer to which Servicer has moved the Lockbox and the GreenSky® Program Payment Clearing Account and which is reasonably acceptable to Lender, for purposes of receiving Borrower payments from the Lockbox and the ACH payments from the GreenSky® Program Payment Clearing Account.

“[*****].

“Termination Notice” has the meaning set forth in Section 4.02.

“To the Best of Lender’s Knowledge” means Lender’s knowledge after diligent investigation.

“To the Best of Servicer’s Knowledge” means Servicer’s knowledge after diligent investigation.

“[*****].

“Trade Secrets” mean trade secrets as defined under Georgia law, as amended from time to time, and will include without limitation and without regard to form, technical or non-

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technical data, formulae, patterns, compilations, programs, software programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, non-public forecasts, studies, projections, analyses, all Borrower data of any kind, or lists of actual or potential customers or suppliers, business and contractual relationships, or any other information similar to the foregoing that: (a) derives economic value, actual or potential, from not being generally known and not being readily ascertainable by proper means to other Persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. For the sake of clarity, Trade Secrets will include, without limitation, information provided to Lender by any third parties, which Lender is obligated to hold in confidence.

“Traditional Loan” means a Loan that is not a Deferred Interest Loan.

“UCC” means the Uniform Commercial Code as in effect from time to time in the state of Georgia.

“Underwriting Criteria” has the meaning set forth in the Origination Agreement.

“Written Complaints” has the meaning set forth in Section 7.01(b).

Section 1.02. Other Definitional Provisions.

(a) All terms defined in this Servicing Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) All capitalized terms used here herein and not otherwise defined herein have meanings ascribed to them in the Origination Agreement.

(c) The words “hereof,” “herein” and “hereunder” and any words of similar import when used in this Servicing Agreement refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; and Section, Subsection and Schedule references contained in this Servicing Agreement are references to Sections, Subsections and Schedules in or to this Servicing Agreement unless otherwise specified. Unless the context otherwise requires, any singular noun shall be deemed to also include the plural of such noun, and any singular pronoun of a particular gender shall be deemed to also include the plural of such pronoun or equivalent pronoun of the other gender.

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Article II

Administration and Servicing of Loans

Section 2.01. Servicing.

(a) Servicer, an independent contractor, is hereby appointed by Lender to act as its agent to service, administer and collect all Loans substantially in accordance with the common servicing standards established for the GreenSky® Program as provided herein, and otherwise to enforce the rights of Lender in and under the Loans and to take such other actions as the agent of Lender and to exercise such powers, rights and remedies as are reasonably incidental thereto. Servicer accepts such appointment and agrees to perform the duties of Servicer pursuant to the terms hereof at all times until the earlier of the termination of this Servicing Agreement pursuant to Section 4.01 or upon the appointment of a Successor Servicer in accordance with Section 4.03. Servicer will make Collections on the Loans in accordance with the procedures set forth on Schedule B. Servicer agrees and acknowledges that it is responsible on an ongoing basis for the acts and omissions of any subcontractor performing any services on behalf of Servicer for Lender or in connection with the Loans.

(b) Servicer agrees to service the Loans in accordance with the specific requirements set forth in this Servicing Agreement, the common servicing standards established for the GreenSky® Program and the Accepted Servicing Practices (such standard, the “Servicing Standard”). Servicer’s duties shall include, but not be limited to, account opening, credit reporting, transaction processing, statement generation, reporting, billing of the Loans, loan repayment disbursements, management, administration, marketing, collection, customer service and consumer complaint identification, monitoring and resolution, in accordance, where applicable, with (i) the criteria established and adopted by Lender and set forth in this Servicing Agreement, as it may be amended from time to time, and on Schedule A annexed hereto, including the service level commitments and performance standards specified in Schedule D and Schedule E, and (ii) the terms of the Origination Agreement, as it may be amended from time to time, and any schedules thereto (“Servicing”). For the sake of clarity, Servicing shall include, but not be limited to, servicing of the Loans as provided herein, including but not limited to documentation fulfillment (boarding), communication mailings, Borrower customer service and responding to inquiries of Borrowers related to the Loans, payment posting, loan payoffs processing, collections of the Loans, reporting any required tax information to Borrowers, including, without limitation, tax information reporting on IRS Form 1098-E and IRS Form 1099-C to Borrowers, as applicable, and the Internal Revenue Service, bankruptcy case management, and providing notices of adverse action as required on potential Borrower applications that are denied. Servicer shall provide Privacy Notices of Lender to Borrowers as applicable. Servicer further agrees to provide other services as Lender and Servicer determine are reasonable and customary in connection with the servicing of the Loans, as provided for herein. Servicer will maintain complete and accurate records related to Servicing and provide

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the reports to Lender as specified herein or as otherwise agreed to. All of the foregoing are included in the definition of “Servicing.”

(c) Servicer agrees to deliver to Lender the Servicing Reports in accordance with Schedule A and as otherwise agreed by Lender and Servicer.

(d) To the extent consistent with the Servicing Standard and as agent for Lender, and in Lender’s name, Servicer shall have authority to do all things on behalf of Lender in connection with Servicing that are reasonably necessary or desirable. Such authority includes, without limitation, filing chargebacks with the applicable payment card network, enforcing contractual rights to reimbursement or refunds from Program Merchants and Sponsors, and crediting Borrower(s) accounts. Notwithstanding the foregoing, until a Loan is ninety (90) or more calendar days past due, and thereafter until Lender has been compensated for the related Portfolio Credit Loss, Servicer shall not, without the prior written approval of Lender, (i) modify the material terms of the Loans, including, but not limited to, interest rate and maturity date, (ii) waive Borrower payment delinquencies, (iii) outsource collection of any Loan to a third party, except as permitted in Schedule B or to a Subsidiary of Servicer or (iv) take formal action or institute a Proceeding with respect to a Loan, it being acknowledged that Servicer may, without the prior written approval of Lender, take such actions set forth in (i) and (ii) above with respect to a Loan that is ninety (90) or more calendar days past due after Lender has been compensated for the related Portfolio Credit Loss. For the avoidance of doubt, to the extent legal title of a Loan has been effectively transferred out of Lender’s name pursuant to the terms of this Servicing Agreement, Servicer’s actions with respect to such Loan shall (i) no longer be governed by this Servicing Agreement and (ii) not be restricted.

(i) Notwithstanding the generality of the foregoing, for Lender’s benefit, Lender authorizes Servicer to settle all Borrower complaints and disputes on behalf of, and in the name of, Lender, provided that any individual settlement (a) does not involve a total amount (principal, Billed but unpaid interest, finance charges, and fees) of more than $20,000.00 and (b) does not involve a signed release from further liability of the Borrower or admission of liability of Lender or Servicer as agent of Lender. In the event that any such settlement amount would exceed $20,000.00 or require any such release or admission, Servicer will obtain advance settlement authority from Lender. Regardless of settlement amount, all settlement agreements and releases with respect to Loans for which Lender holds legal title shall require the prior written consent of Lender and shall be documented using settlement and release agreements in form and substance satisfactory to Lender.

(ii) Servicer and Lender agree that Servicer’s modification of the terms of a Loan, waiver of Borrower payment delinquencies pursuant to this Section 2.01(d) or other settlement shall have no effect upon the treatment of the Outstanding Balance of such Loan as a Portfolio Credit Loss.

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(e) (i) Without limiting the generality of the foregoing, Servicer, on behalf of and as agent of Lender, agrees to: (A) timely invoice each Borrower for all payments required to be paid by such Borrower in a manner that is consistent with the Servicing Standard, (B) direct each Borrower to remit such payments by making an ACH Payment or other form of payment in accordance with Section 2.01(e)(ii), and (C) maintain with respect to each Loan, complete and accurate records in a manner that is consistent with the Servicing Standard.

(ii) Servicer shall instruct Borrowers to make all payments on the Loans as follows: (A) to the extent such payments are made by wire transfer, ACH or direct deposit, to the GreenSky® Program ACH Account, and Servicer shall cause such amounts to be swept daily to the GreenSky® Program Payment Clearing Account and to be transferred and posted daily on the same Business Day (if received on a Business Day, but otherwise on the next Business Day) to the SunTrust DDA Account, and (B) to the extent such payments are made by check, cash or other means, to the Lockbox, and Servicer shall cause such amounts to be swept and posted daily to the SunTrust DDA Account on the same Business Day (if received on a Business Day, but otherwise on the next Business Day) as such amounts are received in the Lockbox. In the event that Servicer shall at any time receive any payment with respect to any Loan directly from a Borrower, Servicer shall deposit such amount on the subsequent Business Day after receipt into the SunTrust DDA Account in the same form as received. Notwithstanding the foregoing, if any amounts that are received in the Lockbox or the GreenSky® Program ACH Account or that are received directly by Servicer are not accompanied by a payment coupon or otherwise are unidentifiable, Servicer may initially deposit such amounts in the GreenSky® Program Payment Clearing Account and shall forward such amounts, or direct such amounts to be forwarded (as applicable), to the SunTrust DDA Account in the same form received as soon thereafter as practicable after they are identified as being attributable to a Loan. All payments received by Servicer from a Borrower are received on behalf of Lender for immediate credit to Borrower’s loan account.

(iii) Servicer shall remedy any cash management errors in a timely manner and give notice to Lender of same.

(f) (i) Lender shall own and have reasonable access to all Borrower records maintained by Servicer including, but not limited to, the Loan Files, at such time and in such commercially reasonable manner as shall be requested by Lender and may market other products and services to the Borrowers as permitted by Applicable Law and the terms of the GreenSky® Program but subject to the limitations imposed by the Program Agreements and the Privacy Policy. Servicer may utilize such records for the purposes of marketing other non-depository products and services to the Borrowers as permitted by Applicable Law and the terms of the GreenSky® Program but subject to the limitations imposed by the Program Agreements as advised to Lender by Servicer and the Privacy Policy as advised to Servicer by Lender. Lender will share information with Servicer for such purposes based on the affirmative written authorization of the Borrower to Lender to share nonpublic financial information with Servicer in accordance with

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the restrictions set forth in the Privacy Policy and such authorization must be in a form reviewed and approved by Lender. Notwithstanding anything herein to the contrary, Servicer shall neither (i) market products and services to Borrowers in the context of a refinancing of an existing Loan nor (ii) use Lender’s name in the marketing materials used to market any financial products or services to Borrowers. Notwithstanding anything herein to the contrary, since the Loans are at all times the sole property of Lender, Lender shall have the unconditional right, at any time and from time to time, to take possession of the original Loan Files, and Servicer shall promptly deliver the same to Lender on Lender’s request, except to the extent that a Loan is transferred or an Economic Participation is granted (as applicable) pursuant to Sections 2.02, 3.05 or 12.05(b)(ii) of this Servicing Agreement or Sections 2.06 or 7.05(b)(ii) of the Origination Agreement.

(ii) Compliance Testing. Servicer shall make its relevant facilities, personnel, systems, reports and records available to Lender, its agents or a Governmental Authority at any time, upon reasonable request, for statistical sampling of the Loans and for review of such other information and documents as Lender may reasonably request to enable Lender to determine Servicer’s compliance with this Servicing Agreement and the Origination Agreement.

(iii) Provision of Data. Servicer covenants that it will provide Lender with such information as Lender may reasonably request to enable Lender to determine Servicer’s compliance with this Servicing Agreement and the Origination Agreement.

(iv) Loan Files. Servicer shall maintain the Loan Files and provide access to the same to Lender or Lender’s designee or to any Governmental Authority as reasonably requested at any time. Lender may upon reasonable advance notice to Servicer periodically be allowed access to Servicer’s relevant facilities, personnel and records to monitor performance under and compliance with the terms of this Servicing Agreement and Lender’s vendor management requirements.

(v) Custody Procedure. Servicer shall hold all Loan Files and related documents serviced hereunder on behalf of Lender in its possession for a period of seven (7) years after the earlier of (a) the date upon which the Loan evidenced by such Loan File and related documents is paid in full or (b) the date upon which the Loan is removed from Servicer’s Loan servicing system. To the extent that Servicer has received any Loan Files that have an original, wet signature, Servicer shall (a) maintain such Loan Files in a fire resistant vault equipped with a fire suppression system that is connected to an alarm and a security locking system, (b) provide Lender with the location of such physical Loan Files and (c) provide Lender with sixty (60) calendar days’ advance notice of any change in the location of such physical Loan Files. Servicer shall create electronic records of all Loan Files and related documents at no additional cost to Lender and shall maintain such electronic records within its data system and in a back-up system. Upon

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request by Lender, Servicer shall as promptly as practicable supply Lender electronic copies of Loan Files and all related documents.

(vi) Lost or Damaged Records. In the event that records or other data submitted to Servicer in connection with the Servicing is lost or damaged while in the possession, control or custody of Servicer or its agents, Servicer shall use all reasonable efforts to reproduce such lost or damaged records or data at Servicer’s own cost and expense from image duplicates in Servicer’s possession or under Servicer’s control.

(g) If a Borrower’s address is within a geographic area determined by the President of the United States or the Governor of the applicable state to warrant individual, or individual and public, assistance from the federal government under the Disaster Relief and Emergency Assistance Act or similar state law and the Borrower indicates hardship in making the current monthly payments, Servicer may defer payments and extend the term up to four monthly payments.

(h) Delegation of Duties. So long as GreenSky acts as Servicer, Servicer may, at any time without notice or consent, delegate any duties under this Servicing Agreement to any wholly-owned Subsidiary of GreenSky; provided, however, that Servicer shall not be released of any of its obligations or responsibilities under this Servicing Agreement and shall be liable for any action or omission of any such wholly-owned Subsidiary as if such action or omission were an action or omission of Servicer.

Section 2.02. Treatment of Portfolio Credit Loss Loans. To the extent Lender has been reimbursed for all Portfolio Credit Losses with respect to a Loan pursuant to Section 3.01(a)(ii), Lender shall transfer legal title to such Loan to Servicer to the extent Servicer maintains licenses necessary to own such Loans. To the extent Servicer does not maintain the necessary licenses to own such Loans, Lender instead shall grant to Servicer an Economic Participation in all such Loans; provided, that, to the extent Servicer later obtains the necessary licenses to own any such Loan, Lender shall, upon Servicer’s request and at no additional cost, transfer Lender’s legal title to a Loan to Servicer pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to Lender and Servicer. Any such transfer or Economic Participation shall be without representation, warranty or recourse of any kind, other than that the Loans are owned by Lender free and clear of any Liens on the date of such transfer. Servicer shall not further transfer any Economic Participation it owns in a Loan (in whole or in part) without Lender’s prior written consent; provided, that Servicer may transfer any Economic Participation it owns in a Loan that is less than 120 days past due without Lender’s consent to the extent that, in connection with the transfer of such Economic Participation, Servicer also arranges for the transfer of Lender’s legal title to such Loan to a third party. Notwithstanding anything to the contrary herein, Servicer shall not transfer any Economic Participation in a Loan that is 120 days or more past due without the consent of Lender. In connection with Servicer’s transfer of an Economic Participation in compliance with this Section 2.02 (including Lender’s consent requirements, if applicable), Lender shall, upon Servicer’s request and at no additional

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cost, transfer Lender’s legal title to a Loan to the transferee of such Economic Participation. To the extent Lender’s legal title to a Loan is transferred to a third party in connection with Servicer’s transfer of an Economic Participation pursuant to the preceding sentences or otherwise, in each case pursuant to this section, such assignment and sale shall be pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to Lender.

Section 2.03. Backup Servicing; Information to be Provided. Servicer agrees to provide access to data and Loan Files, on an ongoing basis, relating to the Loans to Lender or its designee (which may include the Backup Servicer) sufficient such that a Successor Servicer (or Lender to the extent it chooses to service the Loans) could immediately assume servicing of the Loans in the event of the termination of Servicer hereunder or the termination of this Servicing Agreement.

Section 2.04. Security Interest. (a) As security for the performance by Servicer of all the terms, covenants and agreements on the part of Servicer to be performed under this Servicing Agreement and the Origination Agreement, including the payment when due of all funds owing to Lender, Servicer hereby grants to Lender a security interest in all of Servicer’s right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired, now existing or hereafter created, and wherever located, and proceeds of the foregoing and agrees to, and will cooperate with Lender in requesting that LockBox Bank, enter into any deposit account control agreements reasonably requested by Lender to perfect its security interest in the Collateral.

(b) If the Origination Agreement does not create a valid ownership interest in Lender of the Loans, it constitutes a grant of a “security interest” (as defined in the UCC) in the Loans in favor of Lender, which is enforceable upon execution and delivery of the Origination Agreement, and the Origination Agreement shall be deemed to be a “security agreement” (as defined in the UCC). Upon the filing of the financing statement, Lender has a first priority perfected security interest in the Loans.

(c) Servicer authorizes Lender to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Collateral and all proceeds thereof without the signature of Servicer. This Servicing Agreement shall constitute a security agreement under Applicable Law.

(d) Servicer agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that Lender may deem necessary, to perfect, protect or more fully evidence the security interest granted to Lender in the Collateral, or to enable Lender to exercise and enforce its rights and remedies hereunder and thereunder.

(e) If Servicer fails to perform any of its obligations hereunder after five (5) Business Days’ notice from Lender, Lender may (but shall not be required to) perform, or cause performance of, such obligation; and the reasonable costs and expenses of Lender incurred in

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connection therewith shall be payable by Servicer or offset by Lender as provided in Section 3.06. Servicer irrevocably authorizes Lender and appoints Lender, as its attorney-in-fact to act on behalf of Servicer, to take all actions necessary in order to perfect Lender’s interest in the Collateral. This appointment is coupled with an interest and is irrevocable.

Article III

Monthly Accounting; [*****]; Payment Obligations

Section 3.01. Monthly Accounting; Calculation of Performance Fee [*****].

(a) No later than the sixth (6th) Business Day of each month during the term of this Servicing Agreement (the “Calculation Date”), Servicer shall provide to Lender a monthly accounting with respect to the prior calendar month (the “Monthly Accounting”) calculated as follows:

[*****]

Section 3.02. [*****]

Section 3.04. Payment of Servicing Fee and Performance Fee. [*****]

Section 3.05. [*****]

Section 3.06. [*****]

Article IV

Term; Servicer Termination Events

Section 4.01. Term. This Servicing Agreement shall begin on the Effective Date and terminate on the date that all Loans originated by Lender under the Origination Agreement have been repaid, unless sooner terminated as provided herein. Servicer shall not resign at any time for any reason. This Servicing Agreement amends and restates the First Amended and Restated Servicing Agreement, as amended and supplemented through the date hereof, but does not constitute a novation of any liabilities or other obligations of Servicer or Lender thereunder.

Section 4.02. Servicer Termination Events. If any one of the following events (a “Servicer Termination Event”) shall occur:

(a) any failure by Servicer to make any payment, transfer or deposit or to give instructions or to give notice to Lender to make such payment, transfer or deposit on or before the date occurring three (3) Business Days after the date such payment, transfer or

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deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Servicing Agreement or the Origination Agreement;

(b) failure on the part of Servicer to duly observe or perform in any material respect any SLA and which continues unremedied for a period of sixty (60) calendar days after the earlier of (x) the date on which Servicer becomes aware of such failure and (y) the date on which notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Lender;

(c) failure on the part of Servicer to duly observe or perform in any material respect any other covenants or agreements of Servicer set forth in this Servicing Agreement or in the Origination Agreement (other than those referred to in Section 4.02(a) or (b)) and which continues unremedied for a period of ten (10) calendar days after the earlier of (x) the date on which Servicer becomes aware of such failure and (y) the date on which notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Lender.

(d) Servicer shall assign or delegate its duties under this Servicing Agreement, except as permitted by Section 2.01(h) or Section 12.05;

(e) any representation, warranty or certification made by Servicer in this Servicing Agreement, the Origination Agreement, or in any certificate delivered pursuant to this Servicing Agreement or the Origination Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Loans, on the ability of Servicer to perform its obligations under this Servicing Agreement, the Origination Agreement or the Origination Papers or on the transactions contemplated hereunder in general;

(f) Servicer shall consent to the appointment of a bankruptcy trustee or conservator or receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Servicer or of or relating to all or substantially all its property, or an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding up or liquidation of its affairs, shall have been commenced against Servicer and such action shall have remained undischarged or unstayed for a period of sixty (60) calendar days or an order or decree providing for such relief shall have been entered; or Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

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(g) Servicer or any Person engaged by Servicer to act on its behalf shall engage in Fraudulent Activity at any time during the term of this Servicing Agreement or the Origination Agreement and Servicer does not remedy such Fraudulent Activity within thirty (30) calendar days (only if such Fraudulent Activity can be cured within such thirty (30) calendar day period) after the earlier of (x) the date on which Servicer becomes aware of such Fraudulent Activity and (y) the date on which notice of such Fraudulent Activity, requiring the same to be remedied, shall have been given to Servicer by Lender;

(h) [*****];

(i) [*****];

(j) Servicer shall alter its servicing practices in a manner that has a material adverse effect on the Loans, the ability of Servicer to perform its obligations under this Servicing Agreement, the Origination Agreement or the Origination Papers or on the transactions contemplated hereunder in general, and which material adverse effect continues for a period of thirty (30) calendar days after the earlier of (x) the date on which Servicer becomes aware of such material adverse effect and (y) the date on which notice of such material adverse effect shall have been given to Servicer by Lender;

(k) Servicer experiences a material deterioration in its financial condition such that Servicer is unable to fulfill its obligations under this Servicing Agreement in any material respect (such material deterioration in financial condition, a “Financial Condition Event”), and such Financial Condition Event continues unremedied for a period of ninety (90) calendar days after the date on which notice of such Financial Condition Event shall either have been given to Lender by Servicer or to Servicer by Lender; or

(l) Any Governmental Authority requests or requires the Servicing to be terminated.

then, in the event of any Servicer Termination Event, so long as such Servicer Termination Event shall not have been timely remedied, Lender, by written notice to Servicer (a “Termination Notice”), may, subject to Section 4.03, terminate all but not less than all of the rights and obligations of Servicer as Servicer under this Servicing Agreement and appoint a Successor Servicer.

After receipt by Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by Lender pursuant to Section 4.03, all authority and power of Servicer under this Servicing Agreement shall pass to and be vested in the Successor Servicer (a “Service Transfer”); and, without limitation, Lender is hereby authorized and empowered (upon the failure of Servicer to cooperate) to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of Servicer to execute or

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deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. Servicer agrees to cooperate with Lender and such Successor Servicer in effecting the termination of the responsibilities and rights of Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of Servicer to service the Loans provided for under this Servicing Agreement, including all authority over all Collections which shall on the date of transfer be held by Servicer for deposit, or which have been deposited in the SunTrust DDA Account, or which shall thereafter be received with respect to the Loans, and in assisting the Successor Servicer. Servicer shall also complete such transfer of its rights under the Program Agreements as may be necessary for the Successor Servicer to adequately perform its duties and obligations under this Servicing Agreement; but otherwise, Servicer shall remain obligated under and shall continue to perform its duties and obligations under the Program Agreements. Servicer shall within ten (10) Business Days after receiving the Termination Notice transfer its electronic records relating to the Loans and the Loan Files to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Loans in the manner and at such times as the Successor Servicer or Lender shall reasonably request. The Servicer shall be responsible for all expenses incurred in transferring the servicing duties to the Successor Servicer. To the extent that compliance with this Section shall require Servicer to disclose to the Successor Servicer information of any kind which Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as Servicer shall deem reasonably necessary to protect its interests.

Notwithstanding the foregoing, a delay in or failure of performance shall not constitute a Servicer Termination Event (i) under paragraph (a) of this Section 4.02 for a period of ten (10) Business Days after the applicable grace period or (ii) under paragraph (b), (c), (e) or (h) of this Section 4.02 for a period of fifteen (15) Business Days after the applicable grace period, if such delay or failure could not be prevented by the exercise of reasonable diligence by Servicer and such delay or failure was caused by a Force Majeure Event. The preceding sentence shall not relieve Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Servicing Agreement and Servicer shall provide Lender with an Officer’s Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

Upon the occurrence of a Servicer Termination Event, Lender may exercise all remedies available to it in law and at equity with respect to the Collateral, including, without limitation, to instruct the bank(s) at which the Account Collateral is held to pay from the Account Collateral portions of the balance of such account pursuant to Section 9-607(a)(5) of the UCC up to the amounts owed to Lender pursuant to this Servicing Agreement and the Origination Agreement as satisfaction thereof.

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Section 4.03. Appointment of Successor Servicer.

(a) On and after the receipt by Servicer of a Termination Notice pursuant to Section 4.02, Servicer shall continue to perform all servicing functions under this Servicing Agreement until the date specified in the Termination Notice or otherwise specified by Lender or until a date mutually agreed upon by Servicer and Lender. Lender shall as promptly as possible after the giving of a Termination Notice appoint on commercially reasonable terms a third party servicing entity selected by Lender in its sole discretion, or itself on commercially reasonable terms, as the successor servicer of this Servicing Agreement (the “Successor Servicer”), and such Successor Servicer, if a third party, shall accept its appointment by a written assumption in a form acceptable to Lender. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when Servicer ceases to act as Servicer, Lender, without further action, shall automatically be appointed as the Successor Servicer on commercially reasonably terms. Notwithstanding the foregoing, Lender shall, if Lender is legally unable or unwilling so to act, petition a court of competent jurisdiction to appoint an established institution qualifying as the Successor Servicer hereunder as the Successor Servicer.

(b) Upon its appointment, the Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions and collection of any payment of fees or expenses under this Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on Servicer by the terms and provisions hereof, and all references in this Servicing Agreement to Servicer shall be deemed to refer to the Successor Servicer (except that Servicer and not Successor Servicer shall continue to receive the Performance Fee due to Servicer under Section 3.01). In the event that Lender serves as the Successor Servicer, the Servicing Fee and the Performance Fee due to Servicer under Section 3.01 shall be reduced by any amount Lender is permitted to offset pursuant to Section 3.06 in addition to the reasonable amount that Lender would have to pay to an independent Successor Servicer in an arms’ length transaction, but in any event no more than the current Servicing Fee.

Article V

Representations, Warranties and Covenants

Section 5.01. Representations and Warranties of Servicer Relating to Servicer. As of the Effective Date and as of each Settlement Date, Servicer hereby represents and warrants to, and agrees with, Lender that:

(a) Organization; Qualification. Servicer is a limited liability company (or corporation) duly organized, validly existing and in good standing under the laws of the State of Georgia (or Delaware) and is duly licensed and/or qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so licensed and/or qualified, except where the failure to be so qualified or to have obtained such licenses, permits or approvals would not have a material adverse effect on

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Servicer, the Loans or the ability of Servicer to enter into and perform its obligations under this Servicing Agreement and the Origination Agreement.

(b) Capacity; Authority; Validity. Servicer has all necessary company power and authority to enter into this Servicing Agreement, the Origination Agreement and any other document or instrument delivered pursuant hereto (such other documents or instruments, collectively, the “Origination Papers”) and to perform all of the obligations to be performed by it under this Servicing Agreement, the Origination Agreement and the Origination Papers. This Servicing Agreement, the Origination Agreement and the Origination Papers and the consummation by Servicer of the transactions contemplated hereby and thereby: (i) have been duly authorized by all company action of Servicer, (ii) have been duly executed and delivered by Servicer (or, with respect to Origination Papers required to be executed and delivered by Servicer after the date hereof, will be duly executed and delivered by Servicer when so required) and constitute the legal, valid and binding obligations of Servicer, enforceable in accordance with their terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship, and other laws relating to or affecting creditors’ rights generally and by general equity principles), (iii) do not contravene or cause Servicer to be in default under (A) Servicer’s governing documents, (B) any contractual restriction with respect to any debt of Servicer or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting Servicer or its property or (C) Applicable Law, order, writ, judgment, award, injunction or decree applicable to, binding on or affecting Servicer or its property, and (iv) do not result in or require the creation of any adverse claim.

(c) No Conflicts; Defaults. Neither the execution and delivery of this Servicing Agreement or the Origination Agreement or the Origination Papers by Servicer nor the consummation of the transactions contemplated by this Servicing Agreement or the Origination Agreement and the Origination Papers by Servicer will (A) conflict with, result in the breach of, constitute a default under, or accelerate the performance required by, the terms of any contract, instrument or commitment to which Servicer is a party or by which Servicer is bound, including without limitation, any Program Agreement, (B) violate the articles of organization or the operating agreement (or certificate of incorporation or bylaws) of Servicer, (C) result in the creation of any Lien upon any of the Loans (except pursuant to the terms hereof), (D) require the consent or approval under any judgment, order, writ, decree, permit or license to which Servicer is a party or by which it is bound, or (E) require the consent or approval of any other party to any contract, instrument or commitment to which Servicer is a party or by which it is bound. Servicer is not subject to any agreement with any Governmental Authority that would prevent the consummation by Servicer of the transactions contemplated by this Servicing Agreement or the Origination Agreement.

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(d) No Consent, etc. No consent of any Person (including, without limitation, any member or creditor of Servicer or any Program Merchant or Sponsor) and no consent, license, Permit or approval or authorization or exemption by notice or report to, or registration, filing or declaration with, any Governmental Authority is required (other than those previously obtained and delivered to Lender and any UCC filings Lender elects to make) in connection with the execution or delivery of this Servicing Agreement, the Origination Agreement or the Origination Papers by Servicer, the validity of this Servicing Agreement, the Origination Agreement or the Origination Papers with respect to Servicer, the enforceability of this Servicing Agreement, the Origination Agreement or the Origination Papers against Servicer, the consummation by Servicer of the transactions contemplated hereby, by the Origination Agreement or by the Origination Papers, or the performance by Servicer of its obligations hereunder, under the Origination Agreement and under the Origination Papers.

(e) Litigation. There is no pending or threatened claim, litigation, arbitration, investigation, action, suit, controversy or proceeding, against Servicer, or Servicer’s Assets, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity hereof or of the Origination Agreement, (ii) seeking to prevent the consummation of the transactions contemplated hereby or by the Origination Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect (A) Servicer’s performance of this Servicing Agreement or the Origination Agreement, or (B) the validity or enforceability of this Servicing Agreement or of the Origination Agreement.

(f) Licenses and Permits. Servicer has and maintains all licenses, authorizations, registrations, approvals and consents of Governmental Authorities necessary for (i) Servicer’s activities and business as currently conducted and (ii) the performance by Servicer of this Servicing Agreement, except in both (i) and (ii) where the failure to have such licenses, authorizations, registrations, appraisals and consents would not have a material adverse effect on Servicer, the Loans, or the ability of Servicer to perform its obligations under this Servicing Agreement or the Origination Agreement. Servicer has in effect all Permits necessary for it to own, lease, service or operate its Assets and to carry on its business as now conducted, and to perform its obligations under this Servicing Agreement, the Origination Agreement and the Origination Papers, and such Permits are in full force and effect, and there has occurred no Default under any such Permits except where the failure to have such permits would not have a material adverse effect on Servicer, the Loans, or the ability of Servicer to perform its obligations under this Servicing Agreement or the Origination Agreement. Servicer has provided Lender with a list of all licenses that Servicer holds as of the Effective Date.

(g) Communication with Borrowers. Servicer’s communications and actions between it, its personnel and any Borrower(s) or any other person with respect to

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Borrower(s) on any of the Loans are in compliance with Applicable Law in all material respects.

(h) Compliance with Law. Servicer is in compliance in all material respects with Applicable Law and Orders that relate in any way to this Servicing Agreement, the Origination Agreement, and the Origination Papers or the performance by Servicer of its obligations hereunder, under the Origination Agreement or under the Origination Papers. Servicer will re-perform any portion of its Servicing that fails to meet the foregoing warranties or any requirements under this Servicing Agreement or the Origination Agreement at Servicer’s sole expense. Servicer is not authorized to take any action in the name of, or on behalf of Lender, that would violate any Applicable Law. For purposes of this Servicing Agreement and the Origination Agreement, any act or omission by Servicer or its personnel under this Servicing Agreement or the Origination Agreement that may cause Lender to be in violation of Applicable Law, will also be deemed a violation of such Applicable Law by Servicer. Servicer is not:

(i) in Default under any of the provision of its operating agreement (or certificate of incorporation or bylaws) that would have a material adverse effect on the Loans, Servicer or on this Servicing Agreement or the Origination Agreement or the transactions contemplated hereby or thereby;

(ii) in Default under any Applicable Laws, Orders, or Permits that would have a material adverse effect on the Loans, Servicer or on this Servicing Agreement or the Origination Agreement; or

(iii) in receipt of any notification or communication from any Governmental Authority or the staff thereof (A) asserting that Servicer is not in material compliance with any of the Applicable Laws or Orders or Permits which such Governmental Authority enforces, (B) threatening to revoke any Permits the failure of which to have would have a material adverse effect on Servicer or the Loans or (C) requiring Servicer to enter into or consent to the issuance of a cease and desist order, consent order, formal agreement, directive, commitment, or memorandum of understanding, or to adopt any board resolution or similar undertaking, which restricts the conduct of its business or in any manner related to capital adequacy, credit or reserve policies or management in any respect that would, in each case, cause a material adverse effect on Servicer or the Loans.

(i) Business Continuity. Servicer will fulfill its business continuity obligations pursuant to Section 12.12.

(j) Insurance. Servicer has insurance consistent with the policies and amounts detailed in Schedule C.

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(k) Taxes. Servicer has filed (on a consolidated basis or otherwise) on a timely basis all material tax returns (including foreign, federal, state, provincial, local and otherwise) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from Servicer. No tax lien or similar adverse claim has been filed, and no such claim is being asserted, with respect to any such tax, assessment or other governmental charge other than claims being contested in good faith by appropriate procedures promptly instituted and diligently conducted for which adequate reserves have been made therefor in accordance with GAAP. Any taxes, fees and other governmental charges payable by Servicer in connection with the execution and delivery of this Servicing Agreement and the transactions contemplated hereby have been paid or shall have been paid if and when due.

(l) Accuracy of Information. All information heretofore furnished by Servicer and that will be furnished to Lender and its agents in connection with and for the purposes of this Servicing Agreement, the Origination Agreement, the other Origination Papers and the transactions contemplated herein and therein, including the Loans, now are accurate in all material respects on the date stated and will not contain any material misstatement of fact or omit to state any material fact necessary to make such information not misleading.

(m) Solvency. Servicer is Solvent.

(n) Investment Company Act. Servicer is not an investment company within the meaning of, or subject to registration and regulation under, the Investment Company Act of 1940, as amended.

(o) Title. Servicer owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person (other than Lender).

(p) No Liens. Other than the security interest granted to Lender pursuant to this Servicing Agreement, Servicer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. Servicer has not authorized any Person other than Lender as its attorney-in-fact to act on behalf of Servicer to take all actions necessary in order to perfect an interest in the Collateral.

(q) Servicing. Servicer is in compliance with Section 2.01.

(r) No Material Adverse Effect. No event has occurred and is existing which would have a material adverse effect on the financial condition or operations of Servicer and its ability to perform its obligations hereunder or under the Origination Agreement or the Origination Papers.

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Section 5.02. Representations and Warranties of Servicer Relating to the Loans. As of the Effective Date and as of each Settlement Date, Servicer hereby represents and warrants to Lender that:

(a) No Prior Sale and No Encumbrance. Without Lender’s prior consent, Servicer will not take any action which would adversely affect Lender’s ownership interest in the Loans and Servicer will take all actions that are reasonably necessary to effect and maintain Lender’s ownership interest in the Loans. Servicer shall not create or suffer to exist (by operation of law or otherwise) any lien, encumbrance or security interest upon or with respect to any of the Loans which adversely affects Lender’s ownership interest in the Loans. Servicer shall immediately notify Lender of the existence of any such unauthorized lien, encumbrance or security interest and shall defend the right, title and interest in, to and under the Loans against all claims of third parties.

(b) Accuracy of Information. All information and documentation relating to the Borrowers or the Loans submitted to Lender by Servicer pursuant to this Servicing Agreement or the Origination Agreement are true and correct in all material respects and accurately reflect the status of each Loan and the indebtedness to which such documentation relates.

(c) Reasonable Steps. With respect to each Person assigned by Servicer to perform services for Lender, including originating and Servicing the Loans, Servicer has taken commercially reasonable steps (which shall be deemed to be satisfied through obtaining a background report from a commercially reasonable service): (a) to ensure that such Person has not been convicted of any felony or aggravated misdemeanor and has not been banned from the business of banking; (b) to verify that such Person, if performing services in the United States, is eligible to work in the United States in accordance with all Applicable Laws; and (c) to ensure that such Person is not on any list maintained by the United States Treasury Department’s Office of Foreign Assets Control (the “OFAC List”) of persons, entities, or prohibited or restricted jurisdictions. Servicer has taken commercially reasonable steps to ensure that no Person to which Servicer subcontracts any work under this Servicing Agreement or the Origination Agreement is on the OFAC List. Neither Servicer nor any of its Subsidiaries are on the OFAC List. None of Servicer’s or its Subsidiaries’ officers or employees was, when hired, on the OFAC List. To Servicer’s knowledge, none of its or its Subsidiaries’ officers, directors or employees are currently on the OFAC List.

(d) Servicer maintains policies and procedures to detect relevant Red Flags that may arise in the performance of Servicer’s obligations and will take appropriate steps to address such Red Flags and to prevent and mitigate the effect of identity theft and will assist Lender in complying with Section 605A of the Fair Credit Reporting Act and implementing regulations. Servicer will conduct annual training on its Red Flags policy

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and provide reporting to Lender at least annually on it Red Flags policy and its effectiveness in addressing the risk of identity theft.

(e) Servicer maintains (i) a compliance management system to provide an internal control process for Servicer’s business functions and processes consistent with customary servicing industry practice and the Accepted Servicing Practices, (ii) a compliance training program acceptable to Lender, and (iii) a dedicated compliance officer who shall oversee compliance with Applicable Law with respect to the Loans, this Servicing Agreement and the Origination Agreement.

Section 5.03. Representations and Warranties of Lender. Lender represents and warrants to Servicer on the Effective Date and as of each Settlement Date as follows:

(a) Organization. Lender is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Georgia.

(b) Capacity; Authority; Validity. Lender has all necessary corporate power and authority to enter into this Servicing Agreement, the Origination Agreement and all Origination Papers to which Lender is a party and to perform all of the obligations to be performed by it under this Servicing Agreement, the Origination Agreement and all Origination Papers to which Lender is a party. This Servicing Agreement, the Origination Agreement and all Origination Papers to which Lender is a party and the consummation by Lender of the transactions contemplated hereby and thereby have been duly authorized by all corporate action of Lender, and this Servicing Agreement and the Origination Agreement have been duly executed and delivered by Lender (or, with respect to Origination Papers required to be executed and delivered by Lender after the Effective Date, will be duly executed and delivered by Lender when so required) and constitute the valid and binding obligation of Lender, enforceable in accordance with their terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship and other laws relating to or affecting creditors’ rights generally and by general equity principles).

(c) Conflicts; Defaults. Neither the execution and delivery of this Servicing Agreement or the Origination Agreement by Lender nor the consummation of the transactions contemplated by this Servicing Agreement and the Origination Agreement by Lender, will (A) conflict with, result in the breach of, constitute a default under, or accelerate the performance provided by the terms of any material contract, instrument or commitment to which Lender is a party or by which it is bound, (B) violate the certificate of incorporation or bylaws, or other equivalent organizational document of Lender, (C) require any consent or approval under any judgment, order, writ, decree, permit or license to which Lender is a party or by which it is bound, or (D) require the consent or approval of any other Person to any material contract, instrument or commitment to which Lender is a party or by which it is bound. Lender is not subject to any agreement

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with any regulatory authority having jurisdiction over Lender which would prevent the consummation by Lender of the transactions contemplated by this Servicing Agreement or the Origination Agreement.

(d) Litigation. There is no claim, litigation, proceeding, arbitration, investigation or controversy to which Lender is a party and by which it is bound which could reasonably be expected to adversely affect Lender’s ability to consummate the transactions contemplated hereby or under the Origination Agreement and, To the Best of Lender’s Knowledge, no such claim, litigation, proceeding, arbitration, investigation or controversy has been threatened or is contemplated, and no facts exist To the Best of Lender’s Knowledge which would provide a basis for any such claim, litigation, proceeding, arbitration, investigation or controversy.

(e) No Consent, Etc. No consent of any Person (including without limitation any stockholder or creditor of Lender) and no consent, license, permit or approval or authorization or exemption by notice or report to, or registration, filing or declaration with, any Governmental Authority is required (other than those previously obtained and delivered to Servicer) in connection with the execution or delivery of this Servicing Agreement or the Origination Agreement by Lender, the validity of this Servicing Agreement or the Origination Agreement with respect to Lender, the consummation by Lender of the transactions contemplated hereby or by the Origination Agreement, or the performance of Lender of its obligations hereunder and under the Origination Agreement.

(f) Compliance with Laws. The Lender is a banking corporation whose deposits are insured by the Federal Deposit Insurance Corporation and has in effect all material Permits necessary for it to own, lease, or operate its Assets and to carry on its business as now conducted, and such Permits are in full force and effect, and, To the Best of Lender’s Knowledge, there has occurred no material Default under any such Permit. The Lender is not:

(i) in Default under any of the provision of its charter or bylaws that would have a material adverse effect on this Servicing Agreement or the Origination Agreement;

(ii) To the Best of Lender’s Knowledge, in Default under any Applicable Laws, Orders, or Permits applicable to its business or employees conducting its businesses that would cause a material adverse effect on the Loans, this Servicing Agreement or the Origination Agreement; or

(iii) in receipt of any notification or communication from any Governmental Authority or the staff thereof (A) asserting that Lender is not in material compliance with any of the Applicable Laws or Orders which such Governmental Authority enforces, (B) threatening to revoke any material Permits

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or (C) requiring Lender to enter into or consent to the issuance of a cease and desist order, consent order, formal agreement, directive, commitment, or memorandum of understanding, or to adopt any board resolution or similar undertaking, which restricts materially the conduct of its respective business or in any manner relates to capital adequacy, credit or reserve policies or management in any material respect that would cause a material adverse effect on the Loans, this Servicing Agreement or the Origination Agreement.

Section 5.04. Covenants of Servicer. Servicer hereby covenants and agrees with Lender as follows:

(a) Compliance with Applicable Law. The Loans shall be serviced substantially in accordance with Applicable Law and customary origination, servicing and collection practices of prudent lending institutions that originate, make and/or service loans of the same type as the Loans. Servicer shall make available its relevant facilities, personnel, and records for examination or audit when reasonably requested by Lender to enable Lender, its agents and any Governmental Authority to determine Servicer’s compliance with Applicable Law and the provisions of this Servicing Agreement and the Origination Agreement.

(b) Servicer shall produce all relevant books, records, financial statements, credit and collection policies, legal and regulatory compliance, operating and reporting procedures and information systems (including customer service and whistleblower hotlines) and employees for examination or Audit when reasonably requested by Lender to enable Lender to determine Servicer’s compliance with Applicable Law, the provisions of this Servicing Agreement and the Origination Agreement.

(c) All Servicing that Servicer provides will comply with all applicable provisions set forth in Schedule E and in connection with any audits or examinations under this Section 5.04.

(d) Independent Audit Requirements. (i) Servicer has and will during the term of this Servicing Agreement undergo (A) an annual data security assessment and (B) annual SOC I Type II audits. Servicer agrees to provide Lender within thirty (30) Business Days of the Execution Date, and subsequently within ten (10) Business Days of receipt from its auditor, a complete copy of (A) the most recent annual data security assessment, and (B) the then current SOC I Type II report.

(ii) As of a date on or before April 30, 2018, Servicer, at its expense, agrees to undergo an SSAE 16 SOC II Type I audit. Servicer shall deliver each SSAE 16 SOC II Type I audit to Lender within ten (10) Business Days of Servicer’s receipt thereof.

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(iii) Servicer, at its expense, agrees to undergo annual SSAE 16 SOC II Type II audits and to deliver to Lender a SSAE 16 SOC II Type II audit covering May 1, 2018 to October 31, 2018, and annually thereafter for the term of this Servicing Agreement, within ten (10) Business Days of Servicer’s receipt thereof.

(iv) Third Party Service Provider Representation and Warranty. Servicer’s third party service providers or subcontractors maintain commercially reasonable and industry standard security practices but in no event less stringent that Servicer maintains for Servicer Proprietary Information. Servicer will review its third party service providers or subcontractors annually to ensure such security practices are current and commercially reasonable, but in no event less stringent than those that it maintains for the security of Servicer Proprietary Information. In the event Servicer determines that its third party service providers or subcontractors fall below the standard that Servicer maintains for its own Proprietary Information, Servicer shall take the necessary steps to remediate such security practices, and if Servicer is unable remediate such security deficiency to Lender’s reasonable satisfaction, Lender may immediately terminate this Servicing Agreement.

(v) If Servicer uses one or more subcontractors to host, process, store, maintain NPPI and other Propriety Information or that are deemed critical to the GreenSky® Program by Servicer, Servicer will also furnish to Lender, at Servicer’s expense, annual SOC reports applicable for each such subcontractor related to its performance of the services, including but not limited to, SOC reports of Wells Fargo Bank and Fifth Third Bank (or such other banks providing lockbox or ACH services for the Loans).

(e) Annual Report of Accountants; Financial Statements and Other Information. Servicer agrees as follows:

(i) As soon as available and in any event within 120 calendar days after the end of each fiscal year of Servicer, Servicer shall provide Lender a copy of the annual audited financial statements for such fiscal year for Servicer and its Subsidiaries, or the consolidated group including Servicer, containing a consolidated balance sheet as of the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows (together with all footnotes thereto) of Servicer and its Subsidiaries, or the consolidated group including Servicer, for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on by PriceWaterhouseCoopers or other independent public accountants of nationally recognized standing (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to the scope of such audit) to the effect that such financial statements present

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fairly in all material respects the financial condition and the results of operations of Servicer and its Subsidiaries for such fiscal year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

(ii) As soon as available and in any event within 30 calendar days after the end of each of its first three fiscal quarters of Servicer, Servicer shall provide Lender an unaudited consolidated balance sheet of Servicer and its Subsidiaries, or the consolidated group including Servicer, as of the end of such fiscal quarter and the related unaudited consolidated statements of income and cash flows of Servicer and its Subsidiaries, or the consolidated group including Servicer, for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding fiscal quarter and the corresponding portion of Servicer’s previous fiscal year;

(iii) Promptly following any request therefor, Servicer shall provide such other information regarding the results of operations, business affairs and financial condition of Servicer or any of its Subsidiaries as Lender may reasonably request; and

(iv) To deliver Servicing Reports in accordance with Schedule A.

(f) Audit Rights. Servicer acknowledges that Lender’s use and Servicer’s provision of Servicing may be audited periodically by Governmental Authorities in order to determine, among other things, whether the Parties and the Servicing are in compliance with Applicable Law. In order to comply with its obligation to monitor Servicer’s provision of Servicing under such Applicable Law, Lender, its agents, or an independent third party (bound by a nondisclosure provision substantially similar to that set forth below in this Servicing Agreement), as frequently as Lender requires, will have the right to conduct Audits/reviews of Servicer’s operations with respect to the Servicing to assess: (a) Servicer’s compliance with Applicable Law; (b) Servicer’s compliance with the terms and conditions of this Servicing Agreement; and (c) Servicer’s ability to perform under this Servicing Agreement and under the Origination Agreement. Such Audits will take place during Servicer’s regular business hours, if practical, and will be subject to: (y) as much advance notice as is practicable, but not less than three (3) calendar days’ advance notice however Servicer may request up to an additional seven (7) Business Days to comply (unless such notice defeats the purpose of the Audit); and (z) any limitations regarding Proprietary Information set forth in this Servicing Agreement. Lender will use its best efforts to not schedule an Audit/review on a date(s) on which Servicer is subject to an Audit or review by any other party. Servicer shall correct any deficiencies material to the Loans noted during any Audit within thirty (30) calendar days of receiving notice of such deficiencies. The scope of the Audits may

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include, but will not be limited to, interviewing Servicer’s personnel and reviewing any information relevant to the following:

(i) Servicer’s financial condition, as indicated by: company financials, including without limitation, the financial statements delivered pursuant to Section 5.04(e);

(ii) Servicer’s ability to conduct the Servicing using current systems or the need to make changes to current systems;

(iii) Servicer’s use of subcontractors or other third parties;

(iv) Licensing or registrations required for Servicer to provide Servicing;

(v) Continued adequacy of Servicer’s insurance coverage;

(vi) Servicer’s adequacy and adherence to its policies relating to internal controls and operational effectiveness;

(vii) Compliance with service level commitments and other Servicer performance requirements/metrics set forth in this Servicing Agreement and Schedule E;

(viii) Existence of any litigation or regulatory actions against Servicer which might adversely affect delivery to Lender of the Servicing;

(ix) Content of communications with and materials delivered to Borrowers, regardless of format or media; and

(x) Contingency plans testing and/or testing results.

The Parties recognize that any audit conducted by a Governmental Authority (whether of Lender or of Servicer) will not be subject to the limitations contained in this Servicing Agreement, but only to Applicable Law. Servicer agrees to make its facilities, personnel and records reasonably available to any Governmental Authority to audit the performance of Servicer under this Servicing Agreement and the Origination Agreement. Anything in this Servicing Agreement to the contrary notwithstanding, Servicer authorizes Lender to provide to any Governmental Authority for Audit or examination purposes, any information furnished by Servicer to Lender.

Servicer’s failure to use commercially reasonable efforts to comply with the provisions of this Section 5.04(f) in connection with an audit conducted by any

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Governmental Authority will be deemed a material breach of this Servicing Agreement, and Servicer will immediately reimburse Lender for any fine, penalty, fee, or other assessment that a regulator or other governmental or judicial authority imposes on Lender, which results from such breach.

(g) Suspicious Activity Monitoring; Customer Identification Program Compliance. Servicer agrees to (i) provide Lender with a daily data file in a format and containing such information as agreed to by the Parties and (ii) to allow Lender to conduct walkthrough testing of Servicer’s Customer Identification Program compliance upon reasonable advance notice.

(h) In order to support Anti Money Laundering initiatives of Lender, Servicer will call the Lender Preventative Control API service to determine whether Lender declines to fund a client for Anti Money Laundering risk reasons. While Servicer may call the Lender Preventative Control service prior to selecting the funding bank, Servicer will not share the results of that call with any other Person. In the event that the preventative control response is other than a prohibited response, which for the avoidance of doubt does not include responses outside the agreed to SLAs, approved, no response, time out, or error message, Servicer shall have the right to assign the Loan to Lender. In the event that Lender later identifies a prohibited Loan in the daily report that was assigned to Lender, Lender will promptly notify Servicer and the parties will work together to remove the prohibited Loan from Lender’s portfolio.

(i) Ownership Interests. Servicer will not sell, pledge, assign or transfer to any Person other than Lender, or take any other action inconsistent with Lender’s ownership of the Loans, or grant, create, incur, assume or suffer to exist any Lien (arising through or under Servicer) on, any Loan, whether now existing or hereafter created, or any interest therein, and Servicer shall not claim any ownership interest in the Loans and shall defend the right, title and interest of Lender in, to and under the Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under Servicer. The foregoing shall not limit Servicer’s rights with respect to Loans after a transfer or grant under Section 2.02.

(j) Notice of Liens. Servicer shall notify Lender promptly after becoming aware of any Lien or purported Lien on any Loan.

(k) Official Records. Servicer shall maintain this Servicing Agreement and the Origination Agreement as a part of its official records.

(l) Notices under Program Agreements. Servicer agrees to promptly deliver to Lender any and all notices it either receives from or delivers to Program Merchants or Sponsors to the extent such notices could have a material impact on the Loans, the ability of Servicer or Lender to perform their respective obligations under this Servicing

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Agreement, the Origination Agreement or the Origination Papers, the rights of Lender under this Servicing Agreement, the Origination Agreement or the Origination Papers or the transactions contemplated hereunder in general.

(m) Compliance Conditions. Servicer agrees to comply with the compliance conditions set forth in Schedule A, Schedule D and Schedule E attached hereto.

(n) [*****].

(o) Licenses. Servicer shall (i) maintain all licenses necessary to perform its obligations under this Servicing Agreement and the Origination Agreement, (provided, that if the failure to have any such licenses would not have a material adverse effect on Servicer, the Loans, or the ability of Servicer to perform its obligations under this Servicing Agreement or the Origination Agreement, then such failure shall not constitute a breach of this Section 5.04(p)) and (ii) upon request, provide Lender with a list of all such licenses that Servicer holds.

(p) Consumer Facing Documents. Servicer shall make no material changes to the Borrower Loan Documents unless such changes are approved in advance by Lender in writing, which approval shall not be unreasonably withheld or delayed; provided, with respect to any proposed changes to the forms of Borrower Loan Documents, Lender shall be deemed to have approved any such changes if it fails to object in writing to such changes within ten (10) Business Days of Servicer’s proposal thereof to Lender.

(q) Collection Practices. Servicer shall make no material changes, amendments or modifications to the Collection Practices without the prior consent of Lender, which consent shall not be unreasonably withheld or delayed and shall be deemed to have been given if Lender does not object to a change contained in Servicer’s quarterly distribution of policy changes within ten (10) Business Days of Servicer’s distribution thereof.

(r) Notice Regarding Collateral. Servicer shall advise Lender in writing promptly following the earlier of (i) knowledge by Servicer and (ii) receipt by Servicer of written notice thereof, in reasonable detail of (i) any Lien asserted or claim made against any portion of the Collateral, (ii) the occurrence of any material breach by Servicer of any of its representations, warranties and covenants contained herein and (iii) the occurrence of any other event which would have a material adverse effect on the security interest of Lender in the Collateral or the collectability of all or a material portion of the Loans, or which would have a material adverse effect on the security interests of Lender.

(s) [*****].

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(t) Security Interest. Servicer agrees to cooperate (a) in the preparation and filing of any financing statements deemed necessary by Lender and (b) as provided in Section 2.04 of this Servicing Agreement with respect to Lender’s security interest in the Collateral.

(u) Cooperation in Sale and Securitization Efforts. In the event that Lender seeks to facilitate a sale or securitization of the Loans, Servicer will cooperate with Lender’s efforts, including: (i) considering reasonable amendments to this Servicing Agreement or the Origination Agreement (and requesting any required consents or approvals) to contemplate such sale or securitization transaction; (ii) considering a reasonable multi-party or similar agreement with Lender and other parties to the sale or securitization transaction (and requesting any required consents or approvals); and (iii) considering consent to any necessary assignments of obligations under this Servicing Agreement and the Origination Agreement (and requesting any required consents or approvals) in connection with such a sale or securitization transaction.

(v) Product Offerings. Absent the prior written consent of Lender, Servicer agrees to only arrange Loans that comport with the approved product offerings set forth on Schedule C to the Origination Agreement.

(w) Retitling of Certain Accounts; Intercreditor Agreement. Within ten (10) Business Days after the Execution Date, Servicer shall cause the records of the applicable depository bank to reflect the beneficial ownership of each lender in the GreenSky® Program in the GreenSky® Program Payment Clearing Account and the Funding Clearing Account. Within ninety (90) calendar days after the Execution Date, Servicer shall enter into an intercreditor agreement in a form reasonably acceptable to Lender covering the GreenSky® Program Payment Clearing Account and the Funding Clearing Account with all parties with interests in such accounts.

(x) [*****].

Section 5.05. Covenants of Lender. Lender covenants that it will provide Servicer with such information as Servicer may reasonably request to enable Servicer to determine Lender’s compliance with this Servicing Agreement and the Origination Agreement.

Section 5.06. Notice of Breach. Upon discovery by (i) Servicer of (A) a Servicer Termination Event or (B) a Potential Servicer Termination Event or (ii) Servicer or Lender of a breach of any of its representations, warranties or covenants set forth in this Article V, the Party discovering such event or breach shall give written notice to the other Party within three (3) Business Days following such discovery; provided that the failure to give notice within three (3) Business Days does not preclude subsequent notice and does not constitute a waiver of such event or breach.

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Article VI

Indemnification

Section 6.01. Indemnification.

(a) Servicer Indemnification. Servicer shall indemnify Lender and its Affiliates, and their respective officers, directors, managers, employees and agents (each such indemnified Person being called an “Lender Indemnitee”), against, and hold each Lender Indemnitee harmless from, any and all losses, claims, damages, liabilities, fines, costs and expenses (including the reasonable fees, charges and disbursements of any attorney for any Lender Indemnitee as chosen by such Indemnitee), incurred by any Lender Indemnitee or asserted against any Lender Indemnitee by any third party arising out of, in connection with, or as a result of (i) any breach by Servicer of any representation, warranty or covenant of Servicer contained in this Servicing Agreement, (ii) the Fraudulent Activity by, Servicer or Persons contracted by Servicer under this Servicing Agreement, or breach of Servicer’s confidentiality or security obligations under this Servicing Agreement, or failure of Servicer to comply with Applicable Law, (iii) the activities of any Program Merchant or Sponsor, and/or the goods and/or services provided to any Borrower by any Program Merchant, Sponsor or any third party acting on behalf of a Program Merchant or Sponsor or (iv) Servicer’s gross negligence or willful misconduct in the performance of its duties under this Servicing Agreement.

(b) Lender’s Indemnification. Lender shall indemnify Servicer and its Affiliates, and their respective officers, directors, managers, employees and agents (each such indemnified Person being called a “Servicer Indemnitee”), against, and hold each Servicer Indemnitee harmless from, any and all losses, claims, damages, liabilities, fines, costs and expenses (including the reasonable fees, charges and disbursements of any attorney for any Servicer Indemnitee as chosen by such Servicer Indemnitee), incurred by any Servicer Indemnitee or asserted against any Servicer Indemnitee by any third party arising out of, in connection with, or as a result of (i) any breach by Lender of any representation, warranty or covenant of Lender contained in this Servicing Agreement, or (ii) Lender’s gross negligence or willful misconduct in the performance of its duties under this Servicing Agreement.

(c) Servicer Infringement Indemnity. Servicer, at its expense, will defend, indemnify, and hold each Indemnitee harmless from and against any and all damages (whether ordinary, direct, indirect, incidental, special, consequential, or exemplary, but as limited by this Article VI), judgments, liabilities, fines, penalties, losses, claims, actions, demands, lawsuits, costs, and expenses including, without limitation, reasonable attorneys’ fees and consultants’ fees, that arise out of or relate to third party claims of infringement of such third party’s patent, trade secret, copyright, or trademark or other intellectual property right as a result of Lender’s use of any Servicer Intellectual Property. For purposes of this Servicing Agreement “Servicer Intellectual Property” will include the following: licensed software, Servicing, systems and/or work product.

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(d) Specific Conditions and Additional Remedies Associated with Servicer’s Infringement Indemnity.

(i) Additional Remedies. In the event a court of competent jurisdiction makes a determination that any Servicer Intellectual Property infringes or otherwise violates any third party intellectual property right, or if Servicer determines that any Servicer Intellectual Property likely infringes or otherwise violates such third party’s intellectual property right, Servicer, at its option and sole expense, in addition to the indemnification obligation set forth above, will:

(A) modify the infringing portion of any Servicer Intellectual Property so as to make it non-infringing and non-violating, while maintaining equivalent functionality that is reasonably satisfactory to Lender;

(B) replace the infringing portion of any Servicer Intellectual Property with a non-infringing and non-violating solution having equivalent functionality that is reasonably satisfactory to Lender;

(C) obtain the right for Lender to continue using the infringing or violating portion of Servicer Intellectual Property; or

(D) if Servicer cannot provide Lender with option (A), (B) or (C) above, refund to Lender any fees that Lender has pre-paid for any Servicer Intellectual Property.

(ii) Conditions. Servicer’s intellectual property infringement indemnity obligations will not apply to the extent of any applicable third party claim resulting solely from:

(A) modifications to any Servicer Intellectual Property by any party other than Servicer or its authorized personnel that are made without Servicer’s written approval and only to the extent such modifications caused the infringement or violation;

(B) the combination of any Servicer Intellectual Property with other products, processes, or materials prohibited by Servicer in the applicable specifications if, but for such other products, processes, or materials, the infringement would not have occurred; or

(C) Lender’s use of any Servicer Intellectual Property other than in accordance with the terms and conditions of this Servicing Agreement or the applicable specifications relating to such Servicer Intellectual Property.

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(e) Damages. To the extent permitted by Applicable Law, no Servicer Indemnitee (with respect to a Lender Indemnitee) or Lender Indemnitee (with respect to a Servicer Indemnitee) will assert, whether in connection with an indemnification claim or otherwise, and each hereby waives, any claim against (i) any Lender Indemnitee or (ii) any Servicer Indemnitee, respectively, on any theory of liability, for any indirect, incidental, special, punitive, exemplary or consequential damages of any type whatsoever (as opposed to actual and direct damages), but not including Lender’s potential claims for lost profits in trademark infringement cases (even if advised of the possibility thereof) arising in any way from the transactions contemplated under this Servicing Agreement, except to the extent that the Performance Fee or the Servicing Fee may be deemed to embody these types of damages; provided, that nothing in this clause (e) shall relieve either Servicer or Lender of any obligation it may have to indemnify any Servicer Indemnitee or Lender Indemnitee, as applicable, hereunder against indirect, incidental, special, punitive, exemplary or consequential damages asserted against such Servicer Indemnitee or Lender Indemnitee, as applicable, by a third party.

Article VII

Customer Complaint Process

Section 7.01. Customer Complaint Process. (a) Servicer will maintain a register, updated, at least weekly, detailing all customer complaints (“Complaints Register”), whether made verbally or in writing (including email), regarding Servicer (and relating to a Loan) or Lender or the Loan. Said Complaints Register shall outline the nature of the complaint, name of the Person making the complaint, the date, time and method by which the complaint was received, the date, time, and method by which a response was communicated, and details of actions taken or to be taken to resolve the complaint, with the name of all Servicer representatives who participated in receiving and/or resolving the complaint. In addition, Servicer will provide Lender with reasonable access to its written responses to Written Complaints upon Lender’s request. For purposes of this section, a “complaint” occurs when a Borrower or prospective Borrower (i) makes statement(s) or allegations to Servicer of wrongful or unethical conduct by Lender, its agents, employees, Affiliates or vendors or (ii) expresses serious dissatisfaction or confusion to Servicer with a product, term or business practice of Lender or the conduct of Servicer that cannot be resolved without escalation according to defined processes; neither of which is objectively frivolous.

(b) Servicer further agrees within five (5) Business Days of receipt, to forward to Lender all Written Complaints received. “Written Complaints” means any written complaint, subpoena, or allegation of material regulatory or legal violation relating to Servicer (and relating to a Loan) or Lender received from a Borrower, an attorney or other representative of a Borrower, or any Governmental Authority regarding any act, communication, or practice by Lender or Servicer (and relating to a Loan) or any of its employees, regardless of whether or not such complaint asserts a violation of any Applicable Law.

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(c) Servicer agrees that all employees or agents who receive and/or respond to complaints shall have been trained in the then current requirements of Applicable Law. Servicer shall upon request of Lender, as frequently as Lender shall determine to be reasonable or necessary, provide Lender with copies of Servicer’s training materials used in training its employees in the procedures for handling complaints.

(d) Copies of the entire Complaints Register and all Written Complaints shall be sent to such addresses and by such delivery at such times and by such methods as Lender shall specify in writing (including email).

Article VIII

Confidentiality of Proprietary Information

Section 8.01. Proprietary Information Access or Exchange. In the performance of this Servicing Agreement, each Party may disclose to the other Party certain Proprietary Information.

Section 8.02. Exclusions. Notwithstanding the definition of Proprietary Information above, Proprietary Information does not include any information that: (a) was in the Receiving Party’s possession before being disclosed to it by the Disclosing Party; (b) is or becomes a matter of public knowledge through no fault of the Receiving Party; (c) is rightfully received by the Receiving Party from a third party without a duty of confidentiality known to the Receiving Party; (d) is disclosed by the Disclosing Party to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Receiving Party without use of the Disclosing Party’s Proprietary Information; (f) is disclosed by the Receiving Party with the Disclosing Party’s prior written approval; or (g) is permitted to be disclosed pursuant to Section 2.03 of the Origination Agreement.

Section 8.03. Ownership and Restrictions on Use. The Receiving Party acknowledges and agrees that the Proprietary Information of the Disclosing Party will remain the sole and exclusive property of the Disclosing Party or a third party providing such information to the Disclosing Party, and the disclosure of such information to the Receiving Party does not confer upon it any license, interest, or right of any kind in or to the Proprietary Information, except as provided under this Servicing Agreement. At all times and notwithstanding any termination or expiration of this Servicing Agreement, the Receiving Party agrees that it will: (a) hold in strict confidence and not disclose to any third party the Proprietary Information of the Disclosing Party, except to carry out the purposes of this Servicing Agreement or as otherwise approved in writing by the Disclosing Party; (b) only permit access to the Proprietary Information of the Disclosing Party to those of its personnel who have a need to know and have signed confidentiality agreements or are otherwise bound by confidentiality obligations substantially similar to those contained in this Servicing Agreement; (c) be responsible to the Disclosing Party for any third party’s use and disclosure of the Proprietary Information provided to such third party by the Receiving Party; (d) only use Proprietary Information that it receives to carry out the

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purposes of this Servicing Agreement and for no other purpose whatsoever; and (e) use at least the same degree of care it would use to protect its own Proprietary Information of like importance, but in no event less than a reasonable degree of care, including without limitation, maintaining information security standards for such Proprietary Information as are commercially reasonable and customary for the type of information. Specifically, with regard to NPPI, Servicer will comply with the information security standards specific to such information set forth in this Servicing Agreement. Neither Party will communicate any information to the other Party in violation of the proprietary rights of any third party. Neither Servicer nor its Affiliates nor their respective personnel will knowingly cause or permit any of Lender’s or its Affiliates’ Proprietary Information to be sent to or accessed from any location outside of the United States of America. This Section 8.03 is subject to the rights provided to Servicer in Section 2.01(f).

Section 8.04. Required Disclosures. Except as otherwise provided herein, if the Receiving Party is required by a Governmental Authority or Applicable Law to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party must, if legally permissible: (a) first give written notice of such required disclosure to the Disclosing Party; (b) make a reasonable effort to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purposes for which disclosure is required; (c) take reasonable steps to allow the Disclosing Party to seek to protect the confidentiality of the Proprietary Information required to be disclosed; and (d) disclose only that part of the Proprietary Information which, in the written opinion of its legal counsel, it is required to disclose. The foregoing requirements will not apply and are not intended to limit Lender’s ability to fully comply with requests for information from its regulators or the Internal Revenue Service. Notwithstanding anything to the contrary contained herein, Lender may share Proprietary Information of Servicer with Lender’s regulators or the Internal Revenue Service at any time as requested.

Section 8.05. Notice of Unauthorized Disclosures. Each Party to this Servicing Agreement will promptly notify the other Party in writing upon discovery of any unauthorized access, data breach, material loss or material unauthorized disclosure of the Proprietary Information of the other Party. Any unauthorized disclosure or loss of NPPI, regardless of context or amount of data, will be a material confidentiality breach pursuant this Servicing Agreement.

Section 8.06. Limit on Reproductions. The Receiving Party will not reproduce the Disclosing Party’s Proprietary Information in any form except as required to accomplish the intent of this Servicing Agreement. Any reproduction of any Proprietary Information by the Receiving Party will remain the property of the Disclosing Party and will contain any and all confidential or proprietary notices or legends that appear on the original, unless otherwise authorized in writing by the Disclosing Party.

Section 8.07. Document Destruction, Information Erasure. Upon the earlier of: termination of this Servicing Agreement, the written request of the Disclosing Party, or at such

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later time, when no longer needed by either Party for fulfillment of its obligations under this Servicing Agreement or Applicable Law, each Receiving Party, except as prohibited by Applicable Law, will either: (a) promptly return to the Disclosing Party all documents and other tangible (including electronic) materials containing the Disclosing Party’s Proprietary Information, including all copies thereof in its possession or control; or (b) erase or destroy all such materials by the following methods, the foregoing notwithstanding, provided however that records shall not be destroyed prior to the time specified pursuant to applicable record retention timeframes, or alternatively such records are delivered to the Disclosing Party. If return, erasure, or destruction is not feasible, then the Receiving Party may, with the written consent of the Disclosing Party (which consent shall not be unreasonably withheld), maintain the Disclosing Party’s Proprietary Information in compliance with the requirements of the confidentiality and information security provisions of this Servicing Agreement; provided, however, that when the return, destruction, or erasure of any such materials becomes feasible for the Receiving Party, the Receiving Party must comply with the requirements of (a) or (b) above within sixty (60) calendar days.

Medium	Destruction Method
Hard copy	Shredding, pulverizing, burning, or other permanent destruction method
Electronic tangible media, such as disks, tapes	Destruction or erasure of the media
Hard drive or similar storage device	Erasure or elimination of Proprietary Information from the device

Section 8.08. Equitable Relief. If either Party should breach or threaten to breach any provision of this Article XIII of the Agreement, the non-breaching Party, in addition to any other remedy it may have at law or in equity, will be entitled to seek a restraining order, injunction, or other similar remedy in order to specifically enforce the provisions of this Section 8.08. Each Party specifically acknowledges that money damages alone would be an inadequate remedy for the injuries and damages that would be suffered and incurred by the non-breaching Party as a result of a breach of this Section 8.08. In the event that either Party should seek an injunction hereunder, the other Party hereby waives any requirement for the submission of proof of the economic value of any Proprietary Information or the posting of a bond or any other security.

Section 8.09. Survival. Notwithstanding any termination of this Servicing Agreement, all of the Receiving Party’s nondisclosure and use obligations pursuant to this Article VIII of this Servicing Agreement will survive: (a) for three (3) years after termination with respect to any Confidential Business Information received prior to such termination; (b) with respect to Trade

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Secrets, for so long as such information continues to constitute a trade secret under Applicable Law; and (c) with respect to NPPI, for so long as required by Applicable Law.

Section 8.10. Prior Agreements. The provisions set forth in this Servicing Agreement supersede any previous agreement between the Parties relating to the protection of any Proprietary Information.

Section 8.11. Portfolio Data. Notwithstanding anything to the contrary contained in this Servicing Agreement, Servicer may share any aggregate portfolio data associated with the Loans that does not contain NPPI or other personal identifying information in accordance with Applicable Law; provided that such shared portfolio data is not attributed to Lender.

Section 8.12. Information Related to Tax Structure and Treatment. It is the Parties’ mutual intent that the tax structure and tax treatment of the transactions contemplated by this Servicing Agreement will not be confidential and, that notwithstanding anything herein to the contrary, each Party and its personnel may disclose to any and all Persons, without limitation of any kind, the tax structure and tax treatment of the transactions contemplated herein such that the transactions will be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and any comparable provision in the law of any other jurisdiction.

Article IX

Information Security

Section 9.01. General Requirements. Servicer will adhere to Lender’s information security policies when providing services on site at Lender’s facilities. Servicer will safeguard information, including NPPI, and adhere to information security standards and requirements as are prescribed by Applicable Law for federally insured financial institutions. In addition, Servicer will maintain data back-up procedures, and information security systems and processes (collectively, the “Security Systems”) continuously at its own facilities and those of any personnel at which Servicing is performed and under business continuity plans so that no Lender Proprietary Information is lost, stolen, modified, disclosed to, accessed, or made inaccessible or unreadable to Servicer or Lender by any third party (other than those permitted parties under the Confidentiality of Proprietary Information Section of this Servicing Agreement), whether the data is maintained at such facilities or is in transmission. The Security Systems will equal or exceed standard industry practices for similar suppliers dealing with Proprietary Information of financial institutions and be in compliance with Applicable Law. Servicer will reasonably monitor, evaluate, and adjust the Security Systems in response to relevant changes in technology, changes in the sensitivity of any Lender Proprietary Information (as reasonably determined by Lender), and internal and external threats to information security and any changes in Applicable Law. Servicer will promptly notify Lender of: (a) any breach of the Security Systems of which

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Servicer has knowledge that results in (i) unauthorized access to Lender Proprietary Information or could reasonably be expected to do so, or (ii) Lender Proprietary Information being made inaccessible or unreasonable to Servicer or Lender; (b) the consequences of the breach; and (c) Servicer’s corrective action. If Lender is required to notify its customers, employees, or regulators of a breach of the Security Systems affecting Lender’s Proprietary Information, at Lender’s option, Servicer will either notify Lender’s customers, employees, or regulators of the breach or reimburse Lender for the cost of these notifications.

Section 9.02. Encryption. To the extent Servicer places or retains Proprietary Information on the following types of devices, Servicer will encrypt all of them: (a) with whole disk encryption, all laptop computers; (b) personal digital assistants (PDAs); (c) all other portable devices (including, but not limited to, thumb drives); and (d) files on portable media (including, but not limited to, tapes and CDs). All encryption must meet a minimum standard of Advanced Encryption Standard (AES) algorithm with a minimum key strength of 128-bit.

Section 9.03. Information Security Audits. During the term of this Servicing Agreement and for one (1) year following termination:

(a) Audit Scope. Solely to assess the effective protection of the Lender Proprietary Information, Lender may conduct annual remote or on-site audits of Servicer, at Lender’s discretion and expense (except as set forth below), to review the Security Systems at any time during Servicer’s regular business hours upon at least three (3) Business Days’ prior notice to Servicer. However, if there is an actual breach of the Security Systems, Lender or its agents may conduct additional audits. The audits may be performed by Lender, its agent, or an independent third party bound by nondisclosure provisions substantially similar to those in this Servicing Agreement, and may include reasonable testing of the Security Systems, including without limitation, periodic vulnerability scans. The Parties will schedule the testing at a mutually agreeable time and will cooperate in structuring the tests so as to use reasonable, industry- standard precautions to minimize risks to the Security Systems and to avoid harming the rights and interests of Servicer or any third parties. Servicer will provide Lender with reasonable assistance and information necessary for the performance of the testing, including reasonable access to its logs, policies, records, and other materials (solely as related to Lender Proprietary Information), and to Servicer personnel reasonably required for Lender to perform the audit. Lender will reasonably determine the extent and methodology of the testing subject to the approval of Servicer, the approval not to be unreasonably withheld, conditioned or delayed. Servicer agrees to make available to Lender the results of any third party’s or its own testing, monitoring and auditing of the Security Systems both in general and as relates to Lender Proprietary Information, provided, that Servicer will not be required to make available any results which would breach its confidentiality obligations to any third party.

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(b) Audit Findings/Remediation. If an audit reveals that the Security Systems do not effectively protect any Lender Proprietary Information or do not otherwise meet the information security requirements of Lender, its regulators, or the provisions of Applicable Law, then Servicer will complete and install modifications to the Security Systems, the cost, expense, and allocation of which will be borne by Servicer. If Servicer is unable to complete and install adequate modifications within the lesser of (i) the time frame agreed by the Parties, or (ii) the time period required by Applicable Law, then Lender may immediately terminate this Servicing Agreement without penalty, notwithstanding any other provisions in this Servicing Agreement.

(c) Audit Costs. Lender will reimburse Servicer’s reasonable direct expenses associated with the audit (e.g., reasonable copy charges or other reasonable standard expenses), but not any other expenses, such as a charge for access to Servicer personnel or other sources of information. Lender will bear the agreed upon cost of any audit unless the audit is in response to a security breach that impacts, or could reasonably be presumed to impact, Lender Proprietary Information, in which case Servicer will bear the cost of the audit.

Section 9.04. Modifications to Agreements. To the extent that regulations promulgated under any Applicable Law require additional or modified security, privacy, or confidentiality agreements between financial institutions and third party suppliers, Servicer agrees that it will execute the additional or modified agreements as reasonably required by Lender.

Article X

Non-Solicitation

Servicer agrees that it will not, without the prior written consent of Lender: (a) use any NPPI or any information about any Borrower or other customer of Lender to encourage the Borrower to refinance a Loan; or (b) sell, assign or transfer in any respect, to any person, any NPPI or any information about any Borrower or other customer of Lender.

Article XI

Technology License

In furtherance of the activities contemplated by this Servicing Agreement, Servicer grants Lender a non-exclusive, nontransferable, nonsublicensable, revocable license to use Servicer’s GreenSky® Program technology platform (the “Licensed Technology”) during the period that Servicer is acting as the servicer under this Servicing Agreement solely for the purposes of, and in connection with, Lender’s participation in the GreenSky® Program. Lender acknowledges and agrees that Servicer will remain the sole and exclusive owner of all right, title and interest in and to the Licensed Technology (including any and all modifications or derivative works thereof)

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and all intellectual property rights relating thereto, and Lender does not and will not have or acquire any ownership interest in the Licensed Technology (or any modifications or derivative works thereof) or any intellectual property rights relating thereto under or in connection with this Servicing Agreement.

Article XII

Miscellaneous Provisions

Section 12.01. Amendment. This Servicing Agreement may not be modified or amended except by a writing executed by the Parties hereto.

Section 12.02. Governing Law. This Servicing Agreement shall be construed in accordance with the laws of the State of Georgia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when actually delivered by a nationally recognized overnight courier, or, if rejected by the addressee, when so rejected, or, if mailed, three (3) Business Days after deposit in the United States mail, as certified or registered mail postage prepaid, directed to the address shown as follows:

If to Servicer:

GreenSky, LLC
Glenridge Highlands 2
5565 Glenridge Connector, Suite 700
Atlanta, GA 30342
Attention: President

With a copy to:

GreenSky, LLC
Glenridge Highlands 2
5565 Glenridge Connector, Suite 700
Atlanta, GA 30342
Attention: General Counsel

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If to Lender:

SunTrust Bank
303 Peachtree Center Ave., NE
Suite 400
Atlanta, GA 30308
Attention: EVP, Consumer Lending Executive

With a copy to:

SunTrust Bank
303 Peachtree St., NE, 9th Floor
Atlanta, GA 30308
Attention: Managing Attorney—Consumer
Email: ###############@SunTrust.com

Section 12.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement.

Section 12.05. Assignment.

(a) This Servicing Agreement is binding upon the Parties and their successors and permitted assigns. Neither Party may assign this Servicing Agreement or any of its rights or obligations hereunder to any Person that is not an Affiliate without the prior written consent of the other Party, which may be withheld. Any purported assignment to a Person that is not an Affiliate, without such prior written consent, shall be void.

(b) Notwithstanding Section 12.05(a),

(i) Lender may assign this Servicing Agreement, in whole or in part, upon thirty (30) calendar days’ advance written notice to Servicer, and Lender may sell, assign or convey or grant a security interest in all or part of the Loans originated by it to any Person without limitation or restriction; provided, that Lender’s assignee and any Person that acquires any interest in the Loans agrees to be bound by the terms of this Servicing Agreement and the Origination Agreement; and

(ii) [*****].

Section 12.06. Further Assurances. Servicer and Lender agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or

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reasonably requested by the other Party more fully to effect the purposes of this Servicing Agreement.

Section 12.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Servicer or Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 12.08. Counterparts. This Servicing Agreement may be executed in two or more counterparts (and by different Parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 12.09. Merger and Integration. Except as specifically stated otherwise herein, this Servicing Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof, and all prior understandings, written or oral, including the First Amended and Restated Servicing Agreement, are superseded by this Servicing Agreement.

Section 12.10. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 12.11. Survival of Representations and Warranties, Covenants and Indemnities. All representations, warranties, covenants, indemnities and agreements contained in this Servicing Agreement shall remain operative and in full force and effect and shall survive the termination of this Servicing Agreement.

Section 12.12. Business Continuity.

(a) A Force Majeure Event will obligate and require Servicer to commence and successfully implement disaster recovery and restoration of all Lender proprietary information and all other data and information that Servicer is obligated to maintain pursuant to this Servicing Agreement and the Origination Agreement. Servicer will at all times maintain documented business continuity, contingency, disaster recovery, incident response and crisis management plans, procedures and capabilities with respect to the Servicing, including a plan providing for the recovery of Lender proprietary information and all other data and information that Servicer is obligated to maintain pursuant to this Servicing Agreement and the Origination Agreement in the priority order as shall be mutually agreed between Lender and Servicer from time to time that meet all requirements of a Governmental Authority, if any, and Applicable Law (collectively, “Contingency Plans”). Servicer will store and safeguard storage media containing data when in the custody of Servicer. Servicer will protect all systems, applications, and database backups by using appropriate technologies. Backups are scheduled in a production

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mode by an automated scheduling system such that a full backup is available each day. Servicer will maintain backup servers and telecommunications connections for all data storage. Servicer’s disaster recovery and contingency plans, equipment, software and telecommunications connections will enable Servicer to provide the Servicing and restoration of Loan data and information on and from such backup servers within twenty-four hours of any disruption of its primary servers, and a plan for the transition back to Servicer’s principal facilities upon cessation of the disaster or recovery from the business interruption that can be expeditiously implemented. Servicer will make its contingency plans available to Lender on request and will provide Lender with at least sixty (60) calendar days’ prior written notice of any contemplated changes in such plans that might adversely affect the Servicing, Lender or its personnel. Servicer will test its disaster recovery capabilities at least once each calendar year, and will provide such test results to Lender upon request. Lender has the right to reasonably request the ability to actively participate in Servicer’s disaster recovery testing in order to validate the interoperability of Lender’s business continuity and recovery processes. Unless otherwise agreed to by the Parties in writing or described in the applicable Servicer contingency plan, Servicer shall have sufficient capacity and/or contingency plans to ensure that there is no material degradation in service or service levels, as applicable, to Lender.

(b) Upon Lender’s reasonable request, Servicer will respond to Lender’s questionnaire which will address the assessment of Servicer’s continuity abilities, including, if applicable, results of testing, audits, regulatory requirements and guidelines. Further, if reasonably requested by Lender, Servicer will provide Lender with a summary of the most recent testing results of its continuity plan.

(c) Use of Third Parties for Disaster Recovery. If Servicer uses third parties to provide equipment, software, and telecommunications connections for disaster recovery and contingency planning, then Servicer’s agreements with such third parties must contain provisions that meet or exceed those provisions set forth above in this Section 12.12.

Section 12.13. Tax Reporting.

(a) Servicer currently reports applicable tax information to Borrowers and the Internal Revenue Service. If Servicer wishes to issue the applicable tax forms under Lender’s tax identification number, in the last quarter of each year prior to filing, Servicer will provide Lender with each Internal Revenue Service form that will be generated on Lender’s behalf for approval by Lender’s tax department prior to usage each year. Each Internal Revenue Service form must be approved by Lender before December 15th of the year prior to filing. On or before April 1st of each year, or if such day is not a Business Day, the next succeeding Business Day, Lender will provide to Servicer the appropriate Lender EIN(s) to be used in submitting tax information to Borrowers and the Internal Revenue Service. On or before April 7th of each year, or if such day is not a Business Day, the next succeeding Business Day, Servicer will provide to Lender’s corporate tax department (i) the name and EIN used to submit tax information to the Internal Revenue Service on Lender’s behalf, (ii) the volumes and dollar amounts per form that were

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submitted to the Internal Revenue Service on Lender’s behalf, (iii) the date each form was mailed to Borrowers and the date each form was submitted to the Internal Revenue Service, (iv) a copy of the file submitted to the Internal Revenue Service that can be accessed by Lender, and (v) a copy of the confirmation from the Internal Revenue Service that the file was received and was in good form for filing.

(b) Servicer will respond to all B-Notices related to tax filings done by Servicer under Lender’s name and taxpayer identification number. Servicer will provide Lender with first B-Notice letter, second B-Notice, and Form W-9 letters for approval by Lender’s tax department prior to usage each year. Servicer will provide to Lender’s corporate tax department (i) the volumes of B-Notices submitted to the Internal Revenue Service on Lender’s behalf, and (ii) the date the B-Notices responses were mailed to Borrowers.

(c) Lender’s corporate tax department shall have the option to test Servicer’s tax information annually, including but not limited to, reporting data submissions in accordance with testing guidelines, randomly selecting samples, comparing samples back to source system data, comparing samples to Form W-9 and supporting documentation, and comparing samples to agreements for proper presentation. Servicer will assist Lender’s corporate tax department as requested and make corrections if needed.

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In Witness Whereof, Servicer and Lender have caused this Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

GreenSky, LLC

By:	/s/ David Zalik
	Name:	David Zalik
	Title:	Chief Executive Officer
Date:

SunTrust Bank

By:	/s/ Timothy S. Mueller
	Name:	Timothy S. Mueller
	Title:	Executive Vice President
	Date:	02/02/17

Signature Page to
Second Amended and Restated Servicing Agreement

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Amendment No. 1

to Second Amended and Restated Servicing Agreement

This Amendment No. 1 to Second Amended and Restated Servicing Agreement (this “Amendment”), dated as of September 5, 2017 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and SunTrust Bank, a Georgia banking corporation (“Lender”).

Witnesseth:

Whereas, Servicer and Lender previously entered into that certain Second Amended and Restated Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LSA”), dated as of December 31, 2016;

Whereas, Servicer and Lender desire to amend the LSA to modify and clarify certain terms therein;

Whereas, GreenSky Servicing desires to be bound to the provisions of the LSA; and

Whereas, pursuant to Section 12.01 of the LSA, Servicer and Lender agree to amend the LSA pursuant to the terms and conditions set forth herein;

Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LSA.

2. Amendments to the LSA.

Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the LSA shall be and hereby is amended as follows:

(a) The definition of “GreenSky® Program ACH Account” in Section 1.01 of the LSA shall be amended to add the following sentence to the end of the current definition:

On or prior to September 15, 2017, the GreenSky® Program ACH Account shall be titled “GreenSky Servicing, LLC, ACH Clearing FBO GSky Prgm Lenders” or such other title selected by Servicer and reasonably acceptable to Lender.

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(b) The definition of “GreenSky® Program Payment Clearing Account” in Section 1.01 of the LSA shall be amended to add the following sentence to the end of the current definition:

On or prior to September 15, 2017, the GreenSky® Program Payment Clearing Account shall be titled “GreenSky Servicing, LLC, Payment Clearing Account FBO GreenSky Program Lenders” or such other title selected by Servicer and reasonably acceptable to Lender.

(c) Section 3.01(j)(i) of the LSA is hereby deleted in its entirety and the following is substituted in lieu thereof:

(j) (i) [*****].

(d) The first sentence of Section 5.04(w) of the LSA is hereby amended and restated to read as follows:

Within ten (10) Business Days after the Execution Date, Servicer shall cause the records of the applicable depository bank to reflect the beneficial ownership of each lender in the GreenSky® Program in the GreenSky® Program ACH Account, the GreenSky® Program Payment Clearing Account and the Funding Clearing Account, and, on or prior to September 15, 2017, the GreenSky® Program ACH Account shall be titled “GreenSky Servicing, LLC, ACH Clearing FBO GSky Prgm Lenders”, the GreenSky® Program Payment Clearing Account shall be titled “GreenSky Servicing, LLC, Payment Clearing Account FBO GreenSky Program Lenders” and the Funding Clearing Account shall be titled “GreenSky Servicing, LLC, Funding Clearing Account FBO GreenSky Program Lenders” or such other titles selected by Servicer and reasonably acceptable to Lender.

3. GreenSky Servicing Acknowledgement. GreenSky Servicing hereby acknowledges and agrees to be bound by and comply with the covenants of Servicer contained in the LSA and this Amendment as if it were an original party thereto.

4. Representations of Servicer and Lender. Each of Servicer and Lender hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in the LSA are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

5. Representations of GreenSky Servicing. GreenSky Servicing hereby represents and warrants to the parties hereto that GreenSky Servicing has all necessary company power and authority to enter into this Amendment and to perform all of the obligations to be performed by it under this Amendment and the LSA. This Amendment and the consummation by GreenSky

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Servicing of the transactions contemplated hereby: (i) have been duly authorized by all company action of GreenSky Servicing, (ii) have been duly executed and delivered by GreenSky Servicing and constitute the legal, valid and binding obligations of GreenSky Servicing, enforceable in accordance with their terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship, and other laws relating to or affecting creditors’ rights generally and by general equity principles), (iii) do not contravene or cause GreenSky Servicing to be in default under (A) GreenSky Servicing’s governing documents, (B) any contractual restriction with respect to any debt of GreenSky Servicing or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting GreenSky Servicing or its property or (C) Applicable Law, order, writ, judgment, award, injunction or decree applicable to, binding on or affecting GreenSky Servicing or its property, and (iv) do not result in or require the creation of any adverse claim.

6. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party.

7. Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the LSA as of the date hereof. Except as amended by this Amendment, the LSA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document.

8. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof.

9. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

10. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns.

11. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Governing Law. This amendment shall be construed in accordance with the laws of the State of Georgia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

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[Signatures appear on following page.]

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In Witness Whereof, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date.

GreenSky, LLC

By:	/s/ Timothy Kaliban
Name: Timothy D. Kaliban
Title: President

SunTrust Bank

By:	/s/ Melissa Baldwin
Name: Melissa Baldwin
Title: Managing Attorney

Acknowledged and Agreed:

GreenSky Servicing, LLC

By:	/s/ William Still Jr.
Name: William R. Still, Jr.
Title: Secretary

Signature Page to Amendment No.
1 to Second Amended and Restated
Servicing Agreement

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Amendment No. 2
to Second Amended and Restated Servicing Agreement

This Amendment No. 2 to Second Amended and Restated Servicing Agreement (this “Amendment”), dated as of January 1, 2018 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and SunTrust Bank, a Georgia banking corporation (“Lender”).

Witnesseth:

Whereas, Servicer, GreenSky Servicing and Lender previously entered into that certain Second Amended and Restated Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LSA”), dated as of December 31, 2016;

Whereas, Servicer, GreenSky Servicing and Lender desire to amend the LSA to modify and clarify certain terms therein; and

Whereas, pursuant to Section 12.01 of the LSA, Servicer, GreenSky Servicing and Lender agree to amend the LSA pursuant to the terms and conditions set forth herein;

Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:

13. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LSA.

14. Amendments to the LSA.

Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the LSA shall be and hereby is amended as follows:

(a) Section 3.01(f)(i)(A) of the LSA is hereby deleted in its entirety and the following is substituted in lieu thereof:

(A) [*****].

(b) Section 3.01(f)(vi) of the LSA is hereby deleted in its entirety and the following is substituted in lieu thereof:

(vi) [*****].

(c) Section 3.01(f)(vii) of the LSA is hereby deleted in its entirety and the following is substituted in lieu thereof:

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(vii) [*****].

(d) Section 3.01(g)(i) of the LSA is hereby deleted in its entirety and the following is substituted in lieu thereof:

(g) (i) [*****].

(e) Section 3.01(g) of the LSA is hereby amended by adding a new subsection (iii) immediately after subsection (ii) thereof:

(iii) [*****].

(f) Section 3.01(k) of the LSA is hereby deleted in its entirety and the following is substituted in lieu thereof:

(k) [*****].

(g) Section 3.02(c) of the LSA is hereby deleted in its entirety and the following is substituted in lieu thereof:

(c) [*****].

(h) Section 3.03(c) of the LSA is hereby deleted in its entirety and the following is substituted in lieu thereof:

(c) [*****].

15. Representations of Servicer, GreenSky Servicing and Lender. Each of Servicer, GreenSky Servicing and Lender hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in the LSA are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

16. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party.

17. Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the LSA as of the date hereof. Except as amended by this Amendment, the LSA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document.

18. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an

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executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof.

19. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

20. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns.

21. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any Jurisdiction shall not invalidate or render unenforceable such provision in any other Jurisdiction.

22. Governing Law. This Amendment shall be construed in accordance with the laws of the State of Georgia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[Signatures appear on following page.]

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In Witness Whereof, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date.

GreenSky, LLC

By:	/s/ Timothy Kaliban
Name: Timothy D. Kaliban
Title: President

GreenSky Servicing, LLC

By:	/s/ Eugene Burke
Name: Eugene Burke
Title: President

SunTrust Bank

By:	/s/ Melissa Baldwin
Name: Melissa Baldwin
Title: Managing Attorney

Signature Page to Amendment No.
2 to Second Amended and Restated
Servicing Agreement